UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

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Clarendon House

2 Church Street

Hamilton HM11

Bermuda

May 1, 2015

DEAR SHAREHOLDER

It is my pleasure to invite you to the 2015 Annual General Meeting of the Shareholders of Signet Jewelers Limited, which will be held on Friday, June 12, 2015 at 11:00 a.m. Atlantic Time, at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda.

At the Meeting, you are being asked to vote on the following matters:

•	Election of ten directors to the Board of Directors as listed in the Proxy Statement;

•	Appointment of the Company’s independent registered auditor; and

•	Approval of executive compensation of the named executive officers of the Company as detailed in the Proxy Statement in a non-binding advisory vote (referred to as a “Say-on-Pay” vote).

The Company’s audited financial statements for the fiscal year ended January 31, 2015 (“Fiscal 2015”), as approved by the Board, will be presented at the Meeting.

This year we are again taking advantage of the rules under the Securities Exchange Act of 1934 that allow companies to furnish proxy materials to Shareholders electronically. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail or email. You will not receive a printed copy of the proxy materials unless you specifically request one or have previously requested one. The Notice explains how to access and review all of the important information contained in the Proxy Statement, as well as how to submit your proxy electronically or, additionally for US Shareholders, by telephone. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials that are included in the Notice. The Notice, form of proxy and form of direction include instructions on how you can access and review the Notice, Proxy Statement and Annual Report on the Company’s website.

It is important that your shares are represented and voted at the Meeting, regardless of the size of your holdings. Your vote is important.

H. Todd Stitzer

Chairman

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	1

NOTICE OF ANNUAL GENERAL MEETING

Date:	Friday, June 12, 2015
Time:	11:00 a.m. Atlantic Time
Place:	Rosewood Tucker’s Point
60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda

Notice is hereby given that the 2015 Annual General Meeting (“Meeting”) of the Shareholders of Signet Jewelers Limited (the “Company”) will be held at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda, on Friday, June 12, 2015 at 11:00 a.m. Atlantic Time, to consider the following items of business:

1.	Election of ten directors to the Company’s Board of Directors to serve until the next Annual General Meeting of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.	Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual General Meeting of the Company and to authorize the Audit Committee to determine its compensation.

3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

Each of the matters to be presented at the Meeting will be voted upon by a poll.

The Company’s audited financial statements for Fiscal 2015 as approved by our Board will be presented at the Meeting.

The Board of Directors has fixed the close of business on April 10, 2015, as the record date for the Meeting. All Shareholders of record at the close of business on that date are entitled to notice of, and to be present and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to Shareholders of record, beneficial owners of Company Common Shares entitled to provide instructions to vote at the Meeting having evidence of ownership, proxies and corporate representatives of Shareholders, and invited guests of management. Any person claiming to be an authorized representative of a Shareholder must, upon request, produce written evidence of such authorization.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

By Order of the Board

Mark Jenkins

Chief Governance Officer & Corporate Secretary

May 1, 2015

Important Notice Regarding Availability of Proxy Materials for the Annual General Meeting to be held on June 12, 2015. The Notice of Internet Availability of Proxy Materials, Notice of Annual General Meeting, Proxy Statement, Proxy Card and the Annual Report are available at www.signetjewelers.com/shareholders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR, FOR US SHAREHOLDERS, BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE FORM OF PROXY, OR ALTERNATIVELY MARK, SIGN AND DATE THE FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL GENERAL MEETING. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO THE TRANSFER AGENT OR BY VOTING IN PERSON AT THE MEETING.

2	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	3

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and 2015 Annual Report before you vote.

2015 ANNUAL GENERAL MEETING

Date and Time:

June 12, 2015, 11:00 a.m., Atlantic Time

Date Proxy Materials Are First Made Available to Shareholders:

May 1, 2015

Place:

Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish, HS 02 Bermuda

Record Date:

April 10, 2015

Electronic Voting:

Place your vote by visiting www.signetjewelers.com/shareholders

CORPORATE GOVERNANCE

Our Corporate Governance Policies Reflect Best Practices

•	Annual election of all directors

•	Independent Chairman of the Board

•	90% of directors are independent

•	Independent Chairman of the Board approves Board meeting agendas

•	Majority voting for director elections

•	Each director attended at least 97% of Board and committee meetings during Fiscal 2015

•	All serving directors attended the 2014 annual meeting of shareholders
•	Executive sessions of independent directors held at each regularly scheduled Board meeting

•	Company policy prohibits pledging and hedging of company stock by directors and employees

•	Executive officer and director stock ownership guidelines

•	Regular Board participation in CEO succession planning

•	Annual Board evaluations conducted

•	Board Diversity Policy

•	Director Tenure Policy

VOTING MATTERS AND BOARD RECOMMENDATIONS

Management Proposals:	Board’s Recommendation	Page
Election of 10 Director Nominees (Proposal No. 1)	FOR all Director Nominees	8
Appointment of KPMG LLP as Independent Auditors for 2015 until the conclusion of the 2016 Annual General Meeting (Proposal No. 2)	FOR	12
Approval on a Non-Binding, Advisory Basis, of the Named Executive Officer (“NEO”) Compensation (Proposal No. 3)	FOR	13

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EXECUTIVE COMPENSATION PROGRAMS

Our Executive Compensation Programs are Designed to Attract and Retain Talent and Align the Interests of Our Executives with Our Shareholders by Paying for Performance

Our compensation philosophy is to provide market-competitive programs, with pay directly linked to the achievement of short- and long-term business results.

The Compensation Committee has a practice of reviewing the program components, targets and payouts on an annual basis, to assess the strength of our pay for performance alignment. Our performance is evaluated against short-term goals that support the Company’s long-term business strategy and long-term goals that measure the creation of long-term shareholder value.

Our Executive Compensation Programs Incorporate Strong Governance Features

•	Compensation Committee assesses the pay and performance alignment of our incentive plans

•	Long-term and short-term awards are performance-based

•	No single-trigger cash payments on change of control

•	Clawback policy in place for all NEOs
•	Stock ownership guidelines for NEOs and independent directors

•	The Compensation Committee has engaged an independent compensation consultant

•	Limited perquisites

•	No excise tax or income tax gross-ups

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended February 1, 2014 (“Fiscal 2014”) with 98.5% of votes cast approving our advisory resolution in June 2014. As in prior years, the Committee considered this input from our shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Following this review and based on the Committee’s assessment of the program, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2015.

Please see the Compensation Discussion and Analysis section beginning on page 25 of this Proxy Statement for a detailed description of our executive compensation.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	5

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF THE COMMON SHARES

The following table shows all persons who were known to us to be beneficial owners (determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than five percent of the Common Shares as of April 10,

2015. This table is based upon reports filed with the

United States Securities and Exchange Commission (the “SEC”). Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial holder	% of Class	Number of shares	Nature of holding
Corvex Management LP 712 Fifth Avenue 23 Floor New York NY 10019 USA	7.2	5,745,911	(1)
BlackRock Inc, 40 East 52nd Street New York NY 10022 USA	6.6	5,273,692	(2)
The Vanguard Group 100 Vanguard Boulevard Malvern PA 19355 USA	6.0	4,825,422	(3)

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)

Based upon a Schedule 13D/A filed on March 26, 2015 by Corvex Management LP (“Corvex”) which reported sole voting power and sole dispositive power over 5,745,911 shares, and may be deemed to be the beneficial owner of such shares. By virtue of his position as control person of the general partner of Corvex, Keith Meister may be considered to beneficially own such shares.

(2)

Based upon a Schedule 13G filed on February 9, 2015, BlackRock Inc., reported sole voting power over 4,871,041 shares and sole dispositive power over 5,273,692 shares and that it may be deemed to be the beneficial owner of such shares owned by various persons, who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares.

(3)

Based upon a Schedule 13G filed on February 11, 2015, The Vanguard Group Inc. (“Vanguard”) reported beneficial ownership of 4,825,422 shares as follows: sole voting power—69,986 shares, sole dispositive power—4,761,136 shares and shared dispositive power—64,286 shares. Vanguard reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 47,186 shares as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 39,900 shares as a result of its serving as investment manager of Australian investment offerings.

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OWNERSHIP BY DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 10, 2015 by each current Director, each executive officer named in the Summary Compensation Table, and all of the Company’s executive officers and Directors as a group:

Name of beneficial owner	Common Shares(1)	Shares that may be acquired upon exercise of options within 60 days(2)	Total (3)
H. Todd Stitzer(4)	6,681	—	6,681
Mark Light(4)(6)	27,443	22,597	50,040
Virginia Drosos(4)	5,023	—	5,023
Dale Hilpert(4)	13,292	—	13,292
Helen McCluskey(4)	2,432	—	2,432
Marianne Miller Parrs(4)	17,292	—	17,292
Thomas Plaskett(4)	13,347	—	13,347
Robert Stack(4)	2,246	—	2,246
Eugenia Ulasewicz(4)	2,246	—	2,246
Russell Walls(4)	10,420	—	10,420
Steven Becker(5)	6,040	2,279	8,319
Edward Hrabak(5)	2,895	3,694	6,589
George Murray(5)	990	2,328	3,318
Michele Santana(5)	909	1,361	2,270
Michael Barnes(7)	107,899	—	107,899
Ronald Ristau(8)	17,122	—	17,122
All Executive Officers and Directors as a group (21 persons)	236,277	32,259	268,536

(1)	No shares are pledged as security and all are owned directly.

(2)	Shares issuable upon the exercise of vested stock options, vesting of restricted stock and/or settlement of restricted stock units.

(3)	All holdings represent less than 1% of the class outstanding.

(4)	Director.

(5)	Executive officer.

(6)	Chief Executive Officer.

(7)	Former director and executive officer.

(8)	Former executive officer.

See Compensation Discussion and Analysis and Director Compensation below for a discussion of the Company’s Common Share ownership policies applicable to executive officers and Directors, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership. Executive officers, Directors and such security holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and information provided by the reporting persons, all of its Directors and executive officers filed the required reports on a timely basis during Fiscal 2015.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	7

Proposal 1: Election of Ten Directors (Item 1 on the Proxy Card)

Shareholders will be asked to consider ten nominees for election to our Board of Directors to serve until the next annual general meeting of the Company or until their successors are duly elected. Each of our current Directors standing for election has the endorsement of the Board and the Nomination and Corporate Governance Committee.

NOMINEES FOR DIRECTORS

Set forth below is biographical information concerning each of our nominees for Director of the Company. An asterisk indicates an Independent Director who satisfies the definitions of independence and has been affirmatively determined by the Board as being independent in accordance with the New York Stock Exchange (“NYSE”) Listing Standards.

H. TODD STITZER*	Private Directorships:	Former Directorships Held:
Age: 63 Director Since: January 2012	• Massachusetts Mutual Life Insurance Company	• Diageo plc (June 2013)

H. Todd Stitzer has been Chairman of Signet since June 2012. Mr. Stitzer is a Director of privately held Massachusetts Mutual Life Insurance Company and a member of the advisory board of Hamlin Capital Management, a privately held investment advisory firm. Prior to this, Mr. Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc). Having joined that company in 1983 as Assistant General Counsel for North America, he later moved into strategic planning, marketing and sales roles. Mr. Stitzer became CEO of Cadbury plc’s wholly-owned subsidiary, Dr Pepper/7 Up Inc., in 1997 and then of Cadbury plc in 2003. Mr. Stitzer practiced as an attorney with Lord, Day & Lord, was a director of publicly held Diageo plc between 2004 and June 2013, and was a member of the advisory committee to the board of Virgin Group Holdings Ltd between 2010 and 2014. It was on the basis of his proven leadership skills and ability to Chair the Board that the Board concluded that Mr. Stitzer should continue to serve on the Board.

VIRGINIA DROSOS*	Public Directorships:	Private Directorships:
Age: 52 Director Since: July 2012	• American Financial Group, Inc.	• Assurex Health

Virginia “Gina” Drosos is President, CEO and a Director of Assurex Health and a Director of American Financial Group Inc. Prior to this, Ms. Drosos was Group President of the Procter & Gamble Company until September 2012. During her 25 year career at Procter & Gamble, Ms. Drosos held positions of increasing responsibility. In her role as Group President, Ms. Drosos had responsibility for a $6 billion business unit’s operations, P&L, strategy, innovation and long-term business development. With her broad background in strategic, business and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company. She has expertise in branding, marketing, global operations and business expansions into new geographies. The Board has concluded that Ms. Drosos should continue to serve on the Board for these reasons.

DALE HILPERT*	Public Directorships:
Age: 72 Director Since: September 2003	• ANN INC.

Dale Hilpert was Chief Executive Officer of Williams-Sonoma, Inc. from April 2001 until his retirement in January 2003. Prior to this he was Chairman and Chief Executive Officer of Foot Locker, Inc. which he joined as President and Chief Operating Officer in 1995. Mr. Hilpert is a Director of ANN INC. Mr. Hilpert was asked to join the Board in order that it might benefit from his general management and retail specific skills. The Board has concluded that Mr. Hilpert should continue to serve on the Board for these reasons.

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MARK LIGHT	Public Directorships:
Age: 53 Director Since: November 2014	• Regis Corp.

Mark Light was appointed Chief Executive Officer and a Director of the Company on November 1, 2014. Mr. Light has held senior leadership positions with Signet and its Sterling Jewelers Division for over 25 years, having previously been President and Chief Operating Officer of Signet and Chief Executive Officer of the Sterling Jewelers Division since 2006. Mr. Light has broad and deep knowledge of Signet’s business and the jewelry industry. As Chief Executive Officer, he has extensive knowledge of Signet’s operations, broad retail skill set and substantial leadership experience. Mr. Light also serves on the Board of Regis Corporation. The Board has concluded that Mr. Light should continue to serve on the Board for these reasons.

HELEN MCCLUSKEY*	Public Directorships:	Former Directorships Held:
Age: 59 Director Since: August 2013	• Avon Products, Inc.	• PVH Corporation (June 2014) • The Warnaco Group, Inc. (February 2013)

Helen McCluskey was appointed as a Director of Avon Inc in July 2014. Prior to this, she was President and CEO of The Warnaco Group, Inc until its 2013 acquisition by PVH Corporation. Ms. McCluskey joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010, and President and Chief Executive Officer in 2012. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Firestone Tire & Rubber Company (1977-1983), Playtex Apparel, Inc (1983-2001) (which was acquired by Sara Lee Corporation in 1991) and Liz Claiborne Inc. (now Fifth & Pacific Companies Inc.) (2001-2004). Ms. McCluskey served as an Independent Director of PVH Corporation until June 2014, which position she assumed following the merger with Warnaco in February 2013. With Ms. McCluskey’s broad background in strategy, business planning and operations, she brings valuable skills and insight to the Company. The Board has concluded that Ms. McCluskey should continue to serve on the Board for these reasons.

MARIANNE MILLER PARRS*	Public Directorships:
Age: 71 Director Since: October 2008	• Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) • CIT Group Inc.

Marianne Miller Parrs is a Director of Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) and CIT Group Inc. She retired in 2007 as Executive Vice President and Chief Financial Officer of International Paper Company having joined in 1974 as a Pension Trust Investment Manager and holding a number of positions before first being appointed Senior Vice President and Chief Financial Officer in 1995. She held this position until 1999 when she was appointed Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain and Investor Relations. She held this role for six years and she was also reappointed Chief Financial Officer in 2005. Previously Ms. Parrs was a Security Analyst at a number of firms including Merrill Lynch. The Board considered it necessary to recruit to the Board a Director with substantial US financial reporting experience. The Board has concluded that Ms. Parrs should continue to serve on the Board for these reasons.

THOMAS PLASKETT*	Former Directorships Held:
Age: 71 Director Since: October 2008	• Alcon Laboratories, Inc. (May 2011) • RadioShack Corporation (November 2013)

Thomas Plaskett has been Chairman of Fox Run Capital Associates, a private consulting firm focusing on financial advisory and corporate governance services for emerging companies, since 1991. From 1999 until 2000 he served as the Chairman, President and Chief Executive Officer of Probex Corp, an energy technology company. He also served as Vice Chairman of Legend Airlines, from 1997 until 2001. Mr. Plaskett served as Interim President, Chief Executive Officer, and Acting Chief Financial Officer of Greyhound Lines for two years before becoming Chairman from 1995 until 1999, when the company was sold. Previously, he was Chairman, President and Chief Executive Officer of Pan Am Corporation from 1988 until 1991. Prior to that, Mr. Plaskett was President and Chief Executive Officer of Continental Airlines from 1986 to 1987. Mr. Plaskett also held several senior management positions at

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	9

American Airlines and AMR Company between 1974 and 1986. Mr. Plaskett served as a Director of Alcon Laboratories Inc. and RadioShack Corporation until May 2011 and November 2013 respectively. Mr. Plaskett joined the Board as his considerable general management skills were considered to be an enhancement to the overall efficiency and effectiveness of the Board. The Board has concluded that Mr. Plaskett should continue to serve on the Board for these reasons.

ROBERT STACK*	Public Directorships:	Former Directorships Held:
Age: 64 Director Since: September 2013	• IMI plc	• Sainsbury plc (July 2012)

Robert Stack has been a Director of publicly held IMI plc since 2008. Prior to this, Mr. Stack was Global Head of Human Resources for Cadbury plc (formerly Cadbury Schweppes plc) until his retirement in 2008, having joined Cadbury in 1990 as Vice President, Human Resources, Cadbury Schweppes global beverages unit. On becoming Global Head of Human Resources in 1996, he also joined the board of Directors as an executive Director where he led the recruitment of senior executives as well as board members and was also responsible for corporate communications and external affairs globally. Mr. Stack held positions of increasing responsibility with Bristol-Myers Company (1972-1980), and Primerica Corporation (formerly American Can Company) (1980-1990), and was a Director of publicly held J. Sainsbury plc from 2005 to 2012. Mr. Stack has extensive general management and human resources knowledge which enhances the overall effectiveness of the Board. The Board has concluded that Mr. Stack should continue to serve on the Board for these reasons.

EUGENIA ULASEWICZ*	Public Directorships:
Age: 61 Director Since: September 2013	• Bunzl plc • Vince Holding Corp

Eugenia Ulasewicz is a Director of Bunzl plc and Vince Holding Corp. She was President of Burberry Group plc’s American division, responsible for the US, Canada, Latin America, Central and South America until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Ms. Ulasewicz has held positions of increasing responsibility with Bloomingdales, a division of Macy’s Inc. (formerly Federated Department Stores, Inc.) (1975-1991), Galeries Lafayette (1991-1993) and Saks, Inc. (1993-1998). She has expertise in branding, marketing, global operations and general management that provides valuable skills and insights to the Company. The Board has concluded that Ms. Ulasewicz should continue to serve on the Board for these reasons.

RUSSELL WALLS*	Public Directorships:	Private Directorships:	Former Directorships Held:
Age: 71 Director Since: August 2002	• Biocon Limited • Mytrah Energy Limited	• Aviva Life & Pensions UK Limited	• Aviva plc (May 2013)
• Aviva Italia Holding S.p.A.

Russell Walls is a Director of Biocon Limited, Mytrah Energy Limited, Aviva Italia Holding S.p.A., and Chairman of Aviva Life & Pensions UK Limited. He was the Group Finance Director of BAA plc until his retirement in 2002 and was an Independent Director of Aviva plc until May 2013. He is a Fellow of the Association of Chartered Certified Accountants. The Board considers Mr. Walls to have considerable experience as a financial manager and as such has developed a financial expertise considered to be of significant benefit to its efficiency and effectiveness. The Board has concluded that Mr. Walls should continue to serve on the Board for these reasons.

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SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE

The following table provides a summary of each Director nominee’s specific skills, knowledge and experience. Individuals may possess other valuable skills, knowledge and experience even though they are not indicated below:

The Board and Nomination and Corporate Governance Committee believes that all the Director nominees are highly qualified and should be re-elected at the upcoming Annual Meeting. As the table and directors’ biographies above show, the Directors have significant experience and expertise that qualifies them to serve on the Board and collectively contribute to the effectiveness of the Board.

The following summarizes the independence and tenure of our Director nominees:

No Director is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

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Proposal 2: Appointment of Independent Auditor (Item 2 on the Proxy Card)

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent auditor to the Company until the end of the next Annual General Meeting and to authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee has selected KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s Annual General Meeting in 2016. While the Shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditors should be appointed.

A representative of KPMG will be in attendance at the Annual General Meeting to respond to appropriate questions raised by Shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring advance approval of the Company’s independent registered public accounting firm’s fees and services by the Audit Committee. The Audit Committee reviews all approved services and fees at subsequent meetings. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisals or valuations, (iv) actuarial services, (v) internal audit, (vi) management or human resources services, (vii) investment advice or investment banking, (viii) legal services and (ix) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2015 and Fiscal 2014 as shown in the table below were approved by the Audit Committee pursuant to this policy.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2015 and Fiscal 2014 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal

2015 and Fiscal 2014, and for their respective reviews of the Company’s unaudited condensed consolidated interim financial statements. In Fiscal 2015, audit fees increased compared to Fiscal 2014 due to the acquisition of Zale Corporation. This table also reflects fees for other services rendered by KPMG during Fiscal 2015 and Fiscal 2014.

	Fiscal 2015 $million	Fiscal 2014 $million
Audit Fees	3.9	1.6
Audit-Related Fees(1)	1.2	0.4
Tax Fees(2)	0.6	0.3
All Other Fees(3)	—	—
Total Fees	5.7	2.3

(1)

Audit-related fees consisted principally of assurance-related services that are reasonably related to the performance of the audit or review of financial statements. These services included due diligence services (including in connection with the Zale acquisition), agreed upon procedures and other attest engagements.

(2)	Tax fees consisted principally of professional services rendered for tax compliance and advisory services.

(3)	All other fees consisted of other advisory services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 3: Vote to Approve, on a Non-Binding Advisory Basis, the Compensation of Named Executive Officers as Disclosed in the Proxy Statement (Item 3 on the Proxy Card)

Shareholders are being asked to vote, on a non-binding advisory basis, on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis (“CDA”), the Fiscal 2015 Summary Compensation Table and related tables and narrative discussion contained in this Proxy Statement.

EXPLANATION

Our Board of Directors recognizes the interest our Shareholders have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are providing our Shareholders with the opportunity to cast a vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC as set forth in this Proxy Statement (also referred to as “Say-on-Pay”).

As described in our CDA, Signet’s compensation philosophy is to deliver competitive total compensation for achieving annual and long-term financial goals that will attract, motivate and retain leaders who will drive the creation of Shareholder value. Total compensation is targeted at approximately the median of a custom group of comparator companies.

The Compensation Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, directly align with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy as well as the compensation tables and narrative discussion.)

We are asking our Shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our Shareholders to vote FOR the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board of Directors or Compensation Committee. Our Board of Directors and Compensation Committee value the opinion of our Shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in our Proxy Statement, we will consider our Shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	13

The Role of the Board

The Board is currently comprised of ten members. The Board’s prime objective is the sustainable enhancement of business performance and Shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and providing oversight in relation to policy relating to social, ethical, environmental and other matters.

SEPARATE AND INDEPENDENT CHAIRMAN

The Company has a Chairman of the Board who is separate from its Chief Executive Officer and whom the Board has determined to be independent under the NYSE Listing Standards. The Board considers it to be important for its effectiveness and efficiency to maintain a clear division of responsibilities between the leadership of the Board and the executive responsible for the day to day operations of the Company’s business; therefore the Board has determined that separating roles of Chairman and Chief Executive Officer is in the best interests of the Company at the present time.

The division of responsibilities between the Chairman and the Chief Executive Officer has been specifically determined by the Board.

CHAIRMAN

In summary, the Chairman is responsible for:

•

effective running of the Board, including working with the Nomination and Corporate Governance Committee to evaluate the performance of the Board, its committees and individual Directors, and the Board’s compliance with corporate governance requirements and best practices;

•

consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer term strategy, medium term plans, annual budgeting or, at his discretion, any other significant matters;

•	consulting with and advising the Chief Executive Officer on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

•	maintaining contact with major Shareholders to understand directly their issues and concerns;
•	keeping the other independent Directors appropriately informed of developments within the business and Shareholders’ attitude toward the Company; and

•	safeguarding Signet’s reputation, and representing it both internally and externally.

CHIEF EXECUTIVE OFFICER

In summary the Chief Executive Officer is responsible for:

•	providing the executive leadership of the business;

•	developing and presenting to the Board, strategy, medium term plans and annual budgets and within this framework, the performance of the business;

•	complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

•	making recommendations on the appointment and compensation of senior executive officers, and management development and succession planning.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

Independent Directors meet regularly in executive session without management participation. At those meetings the Chairman presides. In addition, at least once per year the independent Directors, excluding the Chairman, meet separately in executive session to consider the independent Chairman’s performance. At those meetings, the Chairman of the Nomination and Corporate Governance Committee presides.

INDEPENDENT DIRECTORS CONSTITUTE A MAJORITY OF THE BOARD

The Board currently comprises one executive Director and nine independent Directors including the Chairman.

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The Board has affirmatively determined that each of the following Directors is “independent” under the NYSE Listing Standards: Todd Stitzer, Virginia Drosos, Dale Hilpert, Helen McCluskey, Marianne Miller Parrs, Thomas Plaskett, Robert Stack, Eugenia Ulasewicz and Russell Walls. In considering “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors.

BOARD DIVERSITY POLICY

In Fiscal 2015, the Board adopted a Board Diversity Policy. The Board Diversity Policy provides that in reviewing and assessing Board composition, the Nomination and Corporate Governance Committee will consider diversity of skills, industrial experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board. The Nomination and Corporate Governance Committee will monitor and review the Board Diversity Policy and its effectiveness on an annual basis and report to the Board with respect to any proposed amendments. The Board Diversity Policy may be downloaded from www.signetjewelers.com.

DIRECTOR TENURE POLICY

In February 2015, the Board adopted a Director Tenure Policy, pursuant to which each Independent Director must not stand for re-election to the Board at the next annual general meeting of the Company’s Shareholders following the earlier of his or her: (i) fifteenth anniversary of service on the Board, or (ii) seventy-fifth birthday, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its shareholders to nominate the Director for election to serve for an additional period of time. The Director Tenure Policy may be downloaded from www.signetjewelers.com.

BOARD SELF-EVALUATION

The Corporate Governance Guidelines provide that the Directors will conduct an annual evaluation of the workings and efficiency of the Board, its committees and individual Directors to ensure that each Director continues to contribute effectively and demonstrates commitment to his or her responsibilities as a Director, and to help assess the future development needs of the Board and the Directors. As part of the annual Board self-evaluation, the Chairman of the Board will consider the balance of skills, experience, independence and knowledge of the Board, while ensuring diverse representation as described in the Board Diversity Policy.

DIRECTOR ATTENDANCE AT THE ANNUAL GENERAL MEETING

All of the Directors are required to attend the Annual General Meeting. The Board schedules a Board meeting on the date of the Annual General Meeting of Shareholders to facilitate attendance at the Annual General Meeting by the Directors. All of the Directors who were in office at the time attended the Annual General Meeting held in June 2014.

MEETINGS AND ATTENDANCE DURING FISCAL 2015

In Fiscal 2015, the Board met thirteen times (including meetings by telephone). All incumbent Directors attended at least 97% of the aggregate number of meetings of the Board and those Board committees on which they served during their period of service in Fiscal 2015.

COMMUNICATION WITH DIRECTORS

Any Shareholder or member of the public who wishes to send communications to the Board of Directors, the Chairman or any other individual Director may do so in writing, addressed to Mark Jenkins, Chief Governance Officer & Corporate Secretary, c/o Signet Group Services Limited, at 110 Cannon Street, London EC4N 6EU, UK. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or Committee Chair with a copy to the Chairman.

TRANSACTIONS WITH RELATED PERSONS

The Board has adopted written policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director or executive officer, any nominee for election as a Director, or any five percent beneficial owner of the Company’s voting securities, or any immediate family member of such an officer, Director or nominee or security holder (each, a “related person”), has a direct or indirect material interest. In determining whether to approve or ratify any such transaction, the

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	15

Board, on the recommendation of the Nomination and Corporate Governance Committee and/or the Audit Committee (dependent upon the nature of the transaction), would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of the Director, be contrary to law or regulation, or potentially create or give the appearance of a conflict of interest (also required to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct) would be prohibited.

Since the beginning of Fiscal 2015, the Company has not participated in any transaction or currently proposed transaction in which a related person had or will have a direct or indirect material interest.

RISK MANAGEMENT AND ROLE OF THE BOARD IN RISK OVERSIGHT

The identification of major business risks is carried out in conjunction with operational management and appropriate steps are taken to monitor and mitigate risks. The Signet Vice President, Internal Audit & Risk Management co-ordinates the collection of risk management information and is responsible for assessing Signet’s day to day risk management processes and internal control structure, ensuring such processes satisfy the applicable standards at both divisional and corporate levels. His findings are reported to the Audit Committee.

The Risk Management Committee (the “RMC”), which is chaired by the Signet Vice President, Internal Audit & Risk Management, has a written charter approved by the Board; its members include the Chief Executive Officer, Chief Financial Officer, the Signet Controller, Chief Legal Officer, the Divisional Chief Financial Officers and the Divisional Heads of Risk. The RMC meets at least four times a year and reviews Signet’s risk management processes, the consolidated principal risks identified by the Company, emerging issues and new regulations. The Signet Vice President, Internal Audit & Risk Management and the Chairman of the Audit Committee meet periodically to discuss key matters arising from Signet’s risk management process and as appropriate, reports are made to the Board. Risk and control committees also have been established at both divisional and corporate levels. Each risk and control committee at the divisional level is chaired by the divisional President or the Managing Director for the UK division, respectively, and the risk and control committee at the corporate level is chaired by the Chief Financial Officer. The RMC and each risk and control committee has a written charter and requires participation by the executive management teams. The Signet Vice President, Internal Audit & Risk Management, attends all divisional and corporate risk and control committee meetings to provide a consistent approach and additional review.

In its role in providing oversight of risk management, the Board will: annually agree on the prioritized risks impacting the Company and the Board’s associated responsibilities; periodically invite the divisional Presidents or the UK Managing Director, respectively, to present to the Board their prioritized risks impacting the Company and strategies for risk mitigation; and review Signet’s internal controls and risk governance framework and developments thereof. In addition, on a periodic basis, the Board reviews risk and internal audit updates provided by the Chairman of the Audit Committee and on a quarterly basis it reviews and discusses reports provided by the Signet Vice President, Internal Audit & Risk Management, on divisional risk management activity.

COMPENSATION POLICIES AND RISK TAKING

Policies and Risk Taking

The Compensation Committee has evaluated the Company’s policies and practices of compensating its employees and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reached this conclusion based in part on a review conducted by its independent consultant that analyzed the Company’s compensation policies and practices for all employees, including executive officers. The Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

•	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time and performance-based criteria;

•	The executive officer annual incentive program is predominantly based on adjusted operating income, which the Committee believes is closely tied to the

16	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

creation of long-term shareholder value. Targets for executive officers, which are reviewed and approved by the Compensation Committee, are set in advance and potential payouts are stress tested to ensure a reasonable sharing of value created between management and Shareholders. Financial performance is audited by Signet’s external auditors before amounts are paid out under the annual incentive program;

•

The combination of annually granted restricted stock and performance restricted share units (performance RSUs) that both cliff vest at the end of 3 years provides overlapping vesting periods. This approach addresses longer “tail” risks as participants remain exposed to the risks associated with their decisions through their ongoing unvested awards;

•	Awarding long-term incentives in the form of whole share awards (instead of options) drives long-term share value creation, rather than rewards share price volatility;

•	The Chief Executive Officer and other executive officers, including all named executive officers are subject to share ownership requirements;

•	The Company prohibits hedging of, and speculation in, Signet shares by employees or Directors;

•

The Company has a clawback policy that applies to all employees who receive incentive awards and to all short- and long-term incentives. Certain repayment obligations may be triggered if there is a material restatement of the financial statements. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference; and

•

The Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs; it reviews the payouts under the annual incentive program, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

INTERNAL CONTROLS

The internal controls system is designed to safeguard Shareholders’ investments and Signet’s assets, both tangible and intangible, including the reputation of Signet with its various stakeholders. Procedures are in place to ensure the maintenance of proper accounting records, the reliability of the financial information used within the business or for publication and the determination of disclosure obligations. These procedures also cover public disclosure on a timely basis of certain information to the investment markets. Signet’s internal controls are designed to manage rather than wholly eliminate certain risks of failure to achieve business objectives and can provide only reasonable, not absolute, assurance against material misstatement or loss.

Signet’s disclosure controls and procedures are designed to help ensure that processes and procedures for information management are in place at all levels of Signet and are designed to enable Signet to make timely, appropriate and accurate public disclosures. The disclosure controls and procedures aim to provide reasonable assurance that any information disclosed by Signet is recorded, processed, summarized and reported appropriately and on a consistent basis. The procedures are also designed to provide reasonable assurance that information is accumulated and communicated to management as appropriate to allow timely decisions to be made regarding required disclosure. Signet’s Disclosure Control Committee has a written charter and consults with Signet’s external advisers and auditor, as necessary. The activities and findings of the Disclosure Control Committee are reported to the Audit Committee and are subject to periodic internal audit review.

Key procedures designed to provide effective internal controls are:

•

Control environment—control is exercised through an organizational structure with clearly defined levels of responsibility and authority together with appropriate reporting procedures, particularly with respect to financial information, capital expenditure, investment, granting of guarantees and the use of treasury products, as well as health, safety, environmental and customer service issues;

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	17

•

Reporting and information systems—Signet has a comprehensive budgeting and strategic planning system with an annual budget and strategic plan approved by the Board. Reported monthly trading results and balance sheets include the corresponding figures for the budget or revised forecast and for the previous year. Any significant variances are examined by divisional operating management and discussed with senior management, with action being taken as appropriate. The senior executives regularly report to the Board on the development of the business, the competitive environment and any material breaches of procedure. These mechanisms, are designed to continually monitor Signet’s performance, identify risks in a timely manner, and evaluate the implications of the information;

•

Control procedures—each operating division maintains documented financial and operating controls as well as procedures appropriate to its own business environment and in conformity with Signet’s guidelines. Each of the operating divisions has an internal audit function which primarily reviews the processes in the store operations but also reviews central service functions. The work of internal audit is monitored by senior divisional executives, and/or Signet management, the RMC and the Audit Committee. The Signet Vice President, Internal Audit & Risk Management reports to the Audit Committee and Signet’s Chief Financial Officer on an operational basis; and

•

Reviews of effectiveness—the Board, in addition to receiving summaries of the RMC reports, annually reviews the effectiveness of the internal controls system on the basis of a report from, and the recommendation of, the Audit Committee. Signet’s Disclosure Control Committee reports to the Audit Committee on a quarterly basis as to the effectiveness of the disclosure controls and procedures.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company has adopted corporate governance guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and are available at www.signetjewelers.com/guidelines. The Company strives to act in accordance with the laws and customs of each country in which it operates; to adopt proper standards of business practice and procedure; to operate with integrity; and to observe and respect the culture of each country in which it operates. To that end, Signet has adopted a statement of social, ethical and environmental principles and supporting policies applicable to all officers and employees of the Company. In addition, Signet has a policy on business integrity, as well as more detailed guidance and regulations as part of Signet’s staff induction, training and operational procedures. These policies include a code of business conduct and ethics that is applicable to all directors, officers and employees as required by NYSE listing rules, as well as a Code of Ethics for the Chairman, CEO, Directors and senior officers. Copies of these codes are available from www.signetjewelers.com/ethics.

BOARD COMMITTEES

Certain matters are delegated to Board Committees, each with a written charter setting forth each committee’s purpose, procedures, responsibilities and powers. The principal committees are the Audit, Compensation, Nomination and Corporate Governance and Corporate Social Responsibility Committees. The composition of each Board Committee is set out below and the Corporate Secretary acts as secretary to each Committee. Each of the Board Committees acts in accordance with its charter, as adopted by the Board, which is reviewed annually and is available on request from the Corporate Secretary and may be downloaded from www.signetjewelers.com.

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The composition of the Board Committees, all members of which are independent under the NYSE Listing Standards, are listed below:

	Audit Committee	Compensation Committee	Nomination & Corporate Governance Committee	Corporate Social Responsibility Committee
H. Todd Stitzer
Virginia Drosos		—	—
Dale Hilpert	—			C
Helen McCluskey	—		—
Marianne Miller Parrs	C			—
Thomas Plaskett		C	—
Robert Stack		—		—
Eugenia Ulasewicz		—		—
Russell Walls	—		C

AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.

All of the members of the Audit Committee have significant financial experience as a result of senior executive positions held in other companies. The Audit Committee met eleven times in Fiscal 2015.

The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Parrs is an “audit committee financial expert” within the meaning of SEC regulations.

The Audit Committee’s responsibilities include:

•	reviewing Signet’s financial statements, related audit findings and earnings releases, and reviewing its accounting principles and policies;

•

recommending for appointment by Shareholders and terminating the Company’s independent registered public accounting firm, providing oversight of such firm, reviewing the quality-control procedures, independence and performance of such firm and evaluating its proposed audit scope, and fee arrangements;

•	approving in advance all audit and non-audit services to be rendered by the independent registered public accounting firm;
•	providing oversight of Signet’s systems of internal control over financial reporting, disclosure controls and procedures and risk management;

•	reviewing the effectiveness of the Company’s internal auditors, and the Disclosure Control Committee;

•	establishing procedures for complaints regarding accounting, internal accounting controls, auditing or other matters; and

•	reviewing and approving related person transactions.

THE COMPENSATION COMMITTEE

The Compensation Committee’s responsibilities include:

•	approving the overall compensation philosophy;

•	approving annual performance targets for executive officers;

•

in consultation with the Chairman, evaluating the performance of the Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluating the performance of the other executive officers against corporate goals and objectives, and determining the total compensation earned by each person;

•	recommending to the Board for approval employment and other agreements, and incentive compensation plans;

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•	approving any share based compensation awarded to any employees of the Company; and

•	appointing, compensating and assessing the work of any compensation consultant, independent legal counsel or other adviser retained by the Compensation Committee.

The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Compensation Committee after consultation with the Chairman, the Chief Executive Officer and the Committee’s independent compensation consultant. Such recommendations will be made after consideration of, among other factors, external comparisons, the time commitment and the responsibilities of the independent Directors.

The Compensation Committee met six times in Fiscal 2015.

The Compensation Committee has retained the services of an independent compensation consultant, Meridian Compensation Partners (“Meridian”). Meridian provides services to the Compensation Committee in connection with its review of executive and non-employee director compensation practices, including the competitiveness of executive and director pay levels, executive incentive design issues, market trends in executive and director compensation and technical considerations. Meridian’s services to the Company are limited to advising the Compensation Committee on executive and director compensation; Meridian does no other work for the Company. The Compensation Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian’s independence, numerous factors were reviewed relating to Meridian and the individuals employed by Meridian who provided services to Signet, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Compensation Committee has determined that Meridian is independent and that its work has not raised any conflict of interest.

For additional information regarding the operation of the Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see “Compensation Discussion and Analysis” below.

The Compensation Committee agreed during the year to delegate authority to a sub-committee consisting of any two independent Directors, that will have authority between Compensation Committee meetings to, (i) approve benefits and perquisites for non-NEOs, (ii) review and approve any modification to any non-equity based incentive compensation plan for non-NEOs, (iii) review and approve employment, benefit and severance agreements for non-NEOs, and (iv) determine and approve the compensation levels for non-NEOs.

THE NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

The Nomination and Corporate Governance Committee’s responsibilities include:

•	assisting the Board in the selection and nomination of Directors and senior management;

•	reviewing the composition and balance of the Board and its Committees, as well as Board and senior management succession;

•	coordinating and overseeing the annual self evaluation of the Board, its committees and management; and

•	assisting the Board in the consideration and development of appropriate corporate governance guidelines and other matters of corporate governance.

The Nomination and Corporate Governance Committee uses the services of external recruitment agencies to identify suitable candidates for senior executive posts and for all Board appointments, with interviews carried out in accordance with a formal process.

In evaluating candidates, the criteria that the Nomination and Corporate Governance Committee generally views as relevant and are likely to consider includes experience, particularly experience that is specifically relevant to the business, or reflects an area of expertise, background or diversity that the Committee feels is either missing or would be

20	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

particularly important to the Board’s effectiveness and efficiency. The candidate must also possess the highest level of personal and professional ethics and integrity and be prepared to commit to the time and effort on a consistent basis that are necessary to fulfill the duties and responsibilities of the position. In addition, the Board Diversity Policy provides that in reviewing and assessing Board composition, the Committee will consider diversity of skills, industrial experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board.

When the role of the Chairman or any matter relating to succession to that role is discussed, the Chairman may be consulted, but the responsibility for preparing a job specification and making any recommendation to the Board rests with the Nomination and Corporate Governance Committee.

A Shareholder who wishes to recommend an individual to the Nomination and Corporate Governance Committee for its consideration as a nominee for election to the Board may do so in writing to the Corporate Secretary, c/o Signet Group Services Limited, 110 Cannon Street, London EC4N 6EU UK. The Nomination and Corporate Governance Committee will evaluate Shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws, a Shareholder desiring to propose a person for election as a director must include in a written notice all of the information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and the name and address of the proposing Shareholder and the number of shares of the Company beneficially owned by such Shareholder.

The Nomination and Corporate Governance Committee met six times in Fiscal 2015.

THE CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

The Corporate Social Responsibility Committee was established in Fiscal 2015 and its duties include:

•

defining the Company’s corporate and social obligations as a responsible citizen and overseeing its conduct in the context of those obligations, and oversee the creation of appropriate policies and supporting measures;

•

monitoring the Company’s engagement with external stakeholders and other interested parties, and the overall approach to corporate responsibility and ensure it is in line with the overall business strategy;

•	ensuring that the Company has appropriate policies and systems in place relating to community relations, human rights and responsible supply chain management;

•	monitoring the implementation of appropriate policies and initiatives in respect of energy management, climate change, carbon footprint, waste management and sustainable sourcing; and

•	monitoring the community support programs and ensuring appropriate corporate giving policies are adopted.

The Corporate Social Responsibility Committee met three times in Fiscal 2015 since being established in June 2014.

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The Company’s Annual Report to Shareholders on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 31, 2015 and February 1, 2014, and the related audited consolidated income statements, statements of comprehensive income, statements of cash flow, and statements of shareholders’ equity, for each of Fiscal 2015, Fiscal 2014, and the fiscal year ended February 2, 2013 (“Fiscal 2013”). These balance sheets and statements (the “Audited Financial Statements”) have been audited and are the subject of reports by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”). The Audited Financial Statements are also available at www.signetjewelers.com.

The Audit Committee reviewed and discussed the Audited Financial Statements with the Company’s management and otherwise fulfilled the responsibilities set forth in its charter. The Audit Committee has also discussed with the Company’s management and independent registered public accounting firm their evaluations of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with KPMG the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee also received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2015.

MEMBERS OF THE AUDIT COMMITTEE

Marianne Miller Parrs (Chairman)

Dale Hilpert

Helen McCluskey

Russell Walls

THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SEC NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

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The executive officers of the Company are:

Name	AGE	Position	Year Joined Signet
Mark Light	53	Chief Executive Officer	1978
Michele Santana	44	Chief Financial Officer	2010
Steven Becker	58	Chief Human Resources Officer	2005
Shaun Carney	49	Finance Director, UK Division	2013
Lynn Dennison	50	Chief Legal, Compliance & Corporate Affairs Officer	2011
James Garlish	46	SVP, Finance Zale Division	1991
Sebastian Hobbs	45	Managing Director, UK Division	2011
Edward Hrabak	59	President, Sterling Jewelers Division	1978
Mark Jenkins	57	Chief Governance Officer & Corporate Secretary	2004
George Murray	59	President, Zale Division	1992
Daniel Shull	43	Chief Information Officer	2015
Robert Trabucco	60	Chief Financial Officer, Sterling Jewelers Division	2003

Mark Light, 53—see biographical information on page 9 of this Proxy Statement.

Michele Santana, 44, became Chief Financial Officer of Signet in August 2014, having previously been Senior Vice President and Financial Controller since October 2010. Prior to joining Signet, Ms. Santana was Director of Internal Audit at Cliffs Natural Resources Inc. and also held key leadership positions at KPMG LLP. Ms. Santana is a Certified Public Accountant.

Steven Becker, 58, joined the Sterling Jewelers Division in 2005 as Senior Vice President, Human Resources and was promoted to Chief Human Resources Officer for Signet in May 2014. Prior to joining Signet, Mr. Becker held other senior Human Resources positions, most recently at OfficeMax.

Shaun Carney, 49, joined Signet’s UK division as Finance Director in September 2013. Previously, Mr. Carney held a number of senior financial positions, most recently at HMV plc since March 2006.

Lynn Dennison, 51, joined the Sterling Jewelers Division in January 2011 as Senior Vice President, Legal, Compliance and Risk Management, and was promoted to Signet Chief Legal, Compliance and Corporate Affairs Officer in December 2014. Prior to joining Signet, Ms. Dennison held other senior legal positions, most recently at Tecumseh Products Company.

James Garlish, 46, was promoted to Senior Vice President, Finance Zale Division in November 2014 having previously been Vice President of Corporate Planning since December 2011. Prior to this, Mr. Garlish held a number of senior accounting positions since joining what is now the Zale Division in 1991.

Sebastian Hobbs, 45, became Managing Director of Signet’s UK division in July 2013 having been appointed Commercial Director of the UK division in March 2011. Prior to joining Signet, Mr. Hobbs worked in a number of retail companies, most recently at Blacks Leisure Group plc for 5 years.

Edward Hrabak, 59, was promoted to President, Sterling Jewelers Division in July 2014, having previously been Executive Vice President and Chief Operating Officer of Sterling Jewelers Division, since June 2012. Prior to this, he served as Senior Vice President and General Merchandising Manager from 2002, and held a number of management positions since joining the Sterling Jewelers Division as a merchandise buyer in 1978. Mr. Hrabak is also a Governing Board member of the Diamond Empowerment Fund.

Mark Jenkins, 57, has been Corporate Secretary since 2004 and Chief Governance Officer since December 2014. He was Chief Legal Officer from September 2012 until December 2014. Previously, he was Director and Company Secretary at COLT Telecom Group plc and Group Company Secretary at Peek plc. He is a barrister.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	23

George Murray, 59, was promoted to President, Zale Division in July 2014, having previously been Senior Vice President of Marketing, Advertising and Public Relations for the Sterling Jewelers Division. Prior to this, he held a number of management positions since joining the Sterling Jewelers Division in 1992.

Daniel Shull, 43, joined Signet as Chief Information Officer in January 2015. Previously, Mr. Shull worked at

Nike Inc. from 2007, most recently as Vice President, Strategy, Architecture and Portfolio.

Robert Trabucco, 60, joined the Sterling Jewelers Division in 2003 as Executive Vice President and Chief Financial Officer. He had previously worked for KLS Associates, a retail consulting practice.

No Executive Officer is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

24	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CDA”) describes the objectives and the role of the Compensation Committee and discusses the philosophy upon which the Compensation Committee bases its decisions in its endeavors to meet these objectives. The CDA also describes the Company’s executive compensation policies and the material elements of compensation awarded to, earned by, or paid to the named executive officers (each, sometimes referred to as an “NEO”). Also included in the discussion below are our former Chief Executive Officer, Michael Barnes, and our former Chief Financial Officer, Ronald Ristau.

Name	Title
Mark Light	Chief Executive Officer
Michele Santana	Chief Financial Officer
Edward Hrabak	President, Sterling Jewelers Division
George Murray	President, Zale Division
Steven Becker	Chief Human Resources Officer
Michael Barnes	Former Chief Executive Officer
Ronald Ristau	Former Chief Financial Officer

EXECUTIVE SUMMARY

During Fiscal 2015, Signet continued to perform strongly and to execute its strategy successfully resulting in another year of growth, both organically and in connection with the acquisition. Shareholder value has continued to be added which is reflected in our annual results summarized on the following page.

As described below, our compensation decisions for Fiscal 2015 were made in the context of the Company’s transformational acquisition of Zale Corporation in May 2014. This acquisition created one of the world’s largest specialty retail jewelers with nearly 3,600 stores in the US, UK and Canada with sales of close to $6 Billion. Our NEOs have committed and are expected to commit significant effort towards the integration of the Zale Corporation and Signet operations.

Following a strong year of performance, the Company’s annual incentive plan for Fiscal 2015 paid above target. However, the performance-based restricted stock units, granted in Fiscal 2013 vested below target based upon the Company’s cumulative adjusted operating income performance for Fiscal 2013 through Fiscal 2015. More information with respect to both of these elements of our compensation program is provided on page 33.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	25

Total Sales - Up by 37%

$ millions
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Fiscal 2013
Fiscal 2014
Fiscal 2015(1)

Comparable Store Sales - 4.1%

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Fiscal 2013
Fiscal 2014
Fiscal 2015

Operating Income - Up by 20%

$ millions
800
600
400
200
0
Fiscal 2013
Fiscal 2014
Fiscal 2015(2)

Dividend Growth - Up by 20%

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Fiscal 2013
Fiscal 2014
Fiscal 2015

Annualized Total Shareholder Return[3] (Through End of Fiscal 2015)

60%
50%
40%
30%
20%
10%
0%
53.2%
5.7%
15.1%
18.1%
39.6%
10.9%
18.6%
16.8%
35.4%
19.5%
17.5%
20.3%
1-Year
3-Year
5-Year
Signet
FY15 Custom Peer Group(4)
S&P 500
S&P 1500 Retailing GICS Group(5)

(1) To reflect the Zale acquisition and for comparison purposes, 2015 reflects adjusted total sales. Adjusted total sales excludes (i) the impact of acquisition accounting adjustments (ii) transaction-related and integration expenses associated with advisor fees for legal, tax, accounting, and consulting expenses, and (iii) severance costs related to Zale and other management changes.

(2) To reflect the Zale acquisition and for comparison purposes, 2015 reflects adjusted operating income. Adjusted operating income excludes (i) the impact of acquisition accounting adjustments (ii) transaction-related and integration expenses associated with advisor fees for legal, tax, accounting, and consulting expenses, and (iii) severance costs related to Zale and other management changes.

(3) TSR values provided by S&P Compustat and reflect median returns

(4) Reflects FY 15 Custom Peer Group as listed on page 29

(5) S&P 1500 companies that are classified in the Retailing GICS Group

26	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

COMPENSATION PHILOSOPHY

Signet’s compensation program is designed to attract, incentivize and retain executive talent needed to achieve Signet’s business objective of consistently outperforming the specialty retail jewelry market segment and delivering superior returns to shareholders.

We must employ, motivate and retain superior management to accomplish our corporate goals. Therefore, we target total compensation at approximately the median of a custom group of comparator companies. Those companies have been chosen to reflect various attributes similar to ours and also because they may attempt to attract our executives if compensation is not competitive. Executives are paid in a range around the median that is dependent upon, among other things, the executive’s experience, internal equity considerations and proven ability to consistently deliver superior performance.

The total aggregate compensation at target performance for the named executive officers for Fiscal 2015 fell below the comparator company median as many of our NEOs are new in their roles.

The principles underlying our executive compensation decisions are as follows:

1.	The compensation program must align the interests of senior management with those of Shareholders. This is achieved by delivering a significant portion of total compensation for named executive officers as incentives dependent on factors that should reflect long-term growth in shareholder value.

2.	The only element of guaranteed pay is base salary. The percentage of at risk compensation increases in line with the responsibility and experience of each executive.

3.	Elements of compensation that are at risk should reward annual and multi-year exceptional performance.

4.	Compensation should include a retention component to encourage high performing executives to remain with the Company.
5.	The compensation program should be constructed so that the NEOs understand and are motivated to achieve the performance required to receive various levels of payments.

6.	The compensation program should encourage all executive officers to build a substantial holding of the Company’s shares.

CONSIDERATION OF “SAY ON PAY” VOTE

The Compensation Committee did consider the result of the 2014 non-binding shareholder vote regarding NEO compensation when evaluating the Company’s Fiscal 2014 executive compensation program. In light of the fact that 98.5% of votes cast approved the NEO compensation described in the Company’s Proxy Statement for the 2014 Annual General Meeting, the Compensation Committee believes that shareholders support the Company’s executive compensation philosophy and therefore the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2015. In addition, to support the significant work required to integrate the Zale Corporation and Signet operations, the Compensation Committee adopted an integration incentive, which is 100% performance-based and discussed in greater detail below.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	27

TARGET NEO PAY MIX

The following charts illustrate the target total compensation mix for our current Chief Executive Officer and the average target compensation mix for our other current named executive officers, but does not reflect actual compensation mix for Fiscal 2015, as discussed below. These charts illustrate that the Company aims to align pay levels for its NEOs with the Company’s performance. Approximately 80% of the CEO’s target total compensation, and approximately 60% of the average target total compensation of our other NEOs, is based on performance and/or alignment with Shareholder interests over the short-term or long-term.

THE ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee’s role is to set the compensation for Signet’s named executive officers to motivate them to achieve Signet’s business objectives and ensure that they are fairly rewarded for their individual contributions to Signet’s performance. In carrying out this role, the Compensation Committee considers the interests of Shareholders, the financial and commercial health of the business and pay and other conditions throughout Signet. The Compensation Committee also ensures that Signet’s compensation remains competitive as discussed above.

THE ROLE OF COMPENSATION CONSULTANTS

The Compensation Committee regularly uses external independent advice. Meridian performs the following services on behalf of the Compensation Committee:

•	Competitive market pay analysis for executive positions and non-employee directors;

•	Market trends in executive and non-employee director compensation;

•	Pay for performance analysis and review of risk in the Company’s pay programs;

•	Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;
•	Assistance with the design of executive compensation or benefit programs, as needed;

•	Annual review of the compensation benchmarking peer group; and

•	Other items as determined appropriate by the Chair of the Compensation Committee.

For more information on the Committee’s independent compensation consultant, Meridian, please refer to page 20.

THE ROLE OF EXECUTIVES

Our CEO provides the Compensation Committee with a performance assessment for each of the other NEOs and makes recommendations for their target compensation levels, including salaries, target bonus levels, and equity awards. The Compensation Committee uses these assessments, along with other information, to determine final NEO compensation. Our Chief Financial Officer and Chief Human Resources Officer regularly attend Compensation Committee meetings at the request of the Committee, but are not present for the executive sessions or for any discussion of their own compensation.

28	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by Meridian, the Compensation Committee focuses on a peer group of companies for benchmarking purposes where possible. The Compensation Committee annually reviews the composition of the peer group in order to assess its continued appropriateness. The Fiscal 2015 peer group had the following characteristics:

•	Retailers with international operations;

•	Retailers headquartered in North America and traded on a North America stock exchange;

•	Overall median sales approximated those of Signet’s; and

•	Most peer companies have revenue that ranges from half to twice the Company’s revenue.

The Fiscal 2015 group consisted of:

Abercrombie & Fitch Co., American Eagle Outfitters Inc., ANN INC., Coach Inc., Foot Locker Inc., L Brands Inc., Nordstrom Inc., Pier 1 Imports Inc., PVH Corp., Ralph Lauren Corp., Saks Incorporated, Tiffany & Co., Urban Outfitters Inc., Williams-Sonoma, Inc., and Zale Corporation.

This peer group was the primary source of market data for the Chief Executive Officer, Chief Financial Officer, Chief Human Resources Officer, and President, Sterling Jewelers Division. Because of Zale’s smaller size and limited relevant peer group data, we used Hay Group’s 2013 Retail Corporate Report to benchmark the President, Zale Division.

The peer group for the fiscal year ending January 30, 2016, (“Fiscal 2016”) benchmarking was amended to remove Zale Corporation, now a wholly owned subsidiary of the Company, Saks Incorporated following its recent acquisition by Hudson’s Bay Company, and both ANN INC. and Pier 1 Imports Inc. due to their smaller revenue size. The Compensation Committee added Dick’s Sporting Goods Inc., Hudson’s Bay Company, Michael Kors Holdings Limited and V.F. Corporation to its peer group based on their size being similar to our new post-acquisition size.

DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee’s objective is to deliver and maintain competitive executive compensation in accordance with its compensation principles.

The Compensation Committee believes that the greater the responsibility and direct influence over the Company’s performance an executive officer has, the more his or her total compensation should be weighted toward incentive payments. The Compensation Committee considers the annual compensation benchmarking data described earlier, along with other factors such as an executive officer’s level of experience, the Company’s desire to retain the executive, the availability of replacement personnel, as well as the individual’s responsibilities and actual performance when setting target compensation levels.

The Compensation Committee also reviews tally sheets covering all elements of compensation and contingent payments upon all termination events.

COMPENSATION OVERVIEW, OBJECTIVES AND KEY FEATURES

The Compensation Committee has established an executive compensation plan that contains the following key components:

Component	Objective	Key Features
Base salary	Provides a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to retain key executive officers by being competitive but is not considered to be the primary means of incentivizing or recognizing performance.
Annual bonus	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash payments dependent on the degree of achievement against annual performance targets. This element is payable in the fiscal year following the fiscal year in which it was earned.
Long-term incentives (time-based restricted shares and performance-based restricted share units)	Align management with long-term Shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns.	Time-based restricted share awards vest upon the continuance of service; performance-based restricted share units require achievement of Company financial goals over a three-year performance period and require continued service.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	29

The Compensation Committee has also implemented the Integration Incentive Plan in connection with the acquisition of Zale Corporation, which is discussed below under the heading “Integration Incentive Plan”.

An additional component of the compensation program is the benefits package, which includes a deferred compensation plan, retirement benefits and health and life insurance. This package has the objective of retaining executive officers over the course of their careers.

ELEMENTS OF NAMED EXECUTIVE OFFICER COMPENSATION

(a) Base salary

Each named executive officer receives a fixed level of base annual salary as compensation for services rendered during the fiscal year. The CEO recommends base salaries for the named executive officers, other than himself, which are subject to approval by the Compensation Committee. The Compensation Committee establishes the CEO’s base salary. Base salary ranges are monitored to support the executive compensation program’s objectives of attracting and retaining management.

For Fiscal 2015, the Compensation Committee made adjustments to the base salary level for the continuing NEOs and for newly promoted NEOs. This was done to more closely reflect market practice, and additional responsibilities assumed in connection with promotions. These adjustments were based upon the Committee’s evaluation of the factors described above.

Named Executive Officer	Fiscal 2015 Salary(1)(2)	Increase during Fiscal 2015	Fiscal 2014 Salary	Comments
Mark Light	$1,050,000	$106,000	$944,000	Mr. Light’s salary increased during Fiscal 2015 in consideration of his promotion to Signet Chief Executive Officer.
Michele Santana	$535,000	$248,835	$286,165	Ms. Santana’s salary increased twice during Fiscal 2015. As part of the annual review, her salary increased to $306,000 and then to the amount shown on her promotion to Chief Financial Officer.
Edward Hrabak	$640,000	$106,000	$534,000	Mr. Hrabak’s salary increased twice during Fiscal 2015. As part of the annual review, his salary increased to $560,000 and and then to the amount shown on his promotion to President, Sterling Jewelers Division.
George Murray	$600,000	$135,875	$464,125	Mr. Murray’s salary increased twice during Fiscal 2015. As part of the annual review, his salary increased to $500,000 and then to the amount shown on his promotion to President, Zale Division.
Steven Becker	$500,000	$45,675	$454,325	Mr. Becker’s salary increased twice during Fiscal 2015. As part of the annual review, his salary increased to $477,050 and then to the amount shown on his promotion to Chief Human Resources Officer.

(1)	Current salary as of the last day of Fiscal 2015. The actual salary received by each NEO during Fiscal 2015 is set forth in the Summary Compensation Table on page 39.
(2)	Mr. Barnes and Mr. Ristau received 4.4% and 3.0% salary increase respectively during Fiscal 2015 through the regular annual review process early in the fiscal year before their departures.

(b) Annual bonus

Annual bonus performance targets and actual bonuses to be paid in light of Signet’s performance are reviewed and approved by the Compensation Committee each year. The Compensation Committee will review and approve any changes to target bonus levels recommended by the CEO for the named executive officers other than himself. The Compensation Committee reviews and approves the CEO’s bonus targets. In determining the performance target at the start of each year, the Compensation Committee gives consideration to relevant market data, including the relative positioning of the Company’s performance in its sector, as well as its current business plans. There is a maximum bonus level set each year on such awards, which is twice the target level, and a threshold performance level, below which no payments are made. The percentage earned for performance between the threshold level and the target level in any performance period will be interpolated on a straight line basis between 0% and 100% of the target level, and

30	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

the percentage earned for performance between the target level and the maximum level in any performance period will be interpolated on a straight line basis between 100% and 200% of the target level.

This incentive program focuses management on the achievement of each year’s performance objectives. The annual bonus is based on a pre-determined formula either on a divisional basis or Company-wide basis, depending upon the named executive officer’s particular responsibilities. The Company’s performance formula measures each division’s performance separately. Therefore, if one division under-performs, the Company-wide goal cannot be met through over achievement by the other division. A bonus may still be payable where one division’s performance exceeds the threshold level for the respective division. The annual incentives for Mr. Light, Ms. Santana, Mr. Becker, Mr. Barnes and Mr. Ristau were based upon Company performance, while the annual incentives for Mr. Hrabak was based solely on the performance of the Sterling Jewelers Division. The annual incentive for Mr. Murray was based upon the performance of the Sterling Jewelers Division for the period of time prior to his promotion to President, Zale Division in July 2014, and the performance of the Zale Division for the remainder of Fiscal 2015.

Annual Bonus Fiscal 2015

In setting the performance criteria for Fiscal 2015, the Compensation Committee agreed the annual bonus would be based on adjusted operating income (80% weighting) and comparable store sales (20% weighting) in order to focus on revenue growth and driving profit. Adjusted operating income is operating income adjusted to exclude (i) the impact of purchase accounting adjustments (ii) transaction-related and integration expenses associated with adviser fees for legal, tax, accounting, and consulting expenses, and (iii) severance costs related to the Zale acquisition and other management changes.

The bonus targets and potential maximum bonus as a percentage of base salary as of the end of Fiscal 2015 were set as follows:

Executive	Target Bonus as a percentage of Base Salary	Maximum Bonus as a percentage of Base Salary	Comments
Mark Light	125%	250%	Mr. Light’s target bonus level increased from 65% to 100% during Fiscal 2015 in consideration of his annual review and promotion to Signet Chief Operating Officer, and then to the amount shown on his promotion to Chief Executive Officer, subject to a pro-rata bonus level of 106% of target and 212% of maximum for Fiscal 2015.
Michele Santana	75%	150%	Ms. Santana’s target bonus level increased from 40% during Fiscal 2015 in consideration of her promotion to Signet Chief Financial Officer.
Edward Hrabak	75%	150%	Mr. Hrabak’s target bonus level increased from 50% during Fiscal 2015 in consideration of his annual review and promotion to President, Sterling Jewelers Division.
George Murray	75%	150%	Mr. Murray’s target bonus level increased from 40% during Fiscal 2015 in consideration of his promotion to President, Zale Division.
Steven Becker	75%	150%	Mr. Becker’s target bonus level increased from 40% during Fiscal 2015 in consideration of his promotion to Chief Human Resources Officer.

Bonus	target and maximum levels for Mr. Barnes and Mr. Ristau during Fiscal 2015 were 150% and 300%, and 70% and 140% respectively.

At threshold performance levels, nothing is paid to executives. Performance must exceed threshold goals to earn any bonus payout, which is paid on a linear basis from zero to 100% of the target bonus amounts shown above. Performance in excess of the target up to the maximum will result in a bonus paid on a linear basis from 100% to 200% of the target bonus amounts shown above.

Performance targets for each measure were set at the beginning of the performance period. The Company- wide performance for the current and former Chief Executive Officers, the current and former Chief

Financial Officers and Chief Human Resources Officer were determined using a weighting of 93% for the Sterling Jewelers Division and 7% for the UK division for adjusted operating income, and weighting of 84% for the Sterling Jewelers Division and 16% for the UK division for comparable store sales. These weightings reflected the relative adjusted operating income and sales for each division. The Zale Division criteria only applied to the President, Zale Division. The Sterling Jewelers Division criteria only applied to the President, Sterling Jewelers Division. The threshold (the level at which bonus will start to accrue), target, maximum and actual numbers for Fiscal 2015 were as follows:

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	31

	Adjusted Operating Income
	Threshold	Target	Max	Actual Achieved
Sterling Jewelers Division Criteria	$551,600,000	$609,300,000	$652,000,000	$620,300,000
Signet UK Division Criteria	£27,000,000	£29,000,000	£33,000,000	£33,500,000
Zale Division Criteria	$26,500,000	$31,000,000	$35,500,000	$37,700,000

	Comparable Store Sales
	Threshold	Target	Max	Actual Achieved
Sterling Jewelers Division Criteria	3.0%	4.0%	5.0%	4.8%
Signet UK Division Criteria	1.0%	2.0%	3.0%	5.3%
Zale Division Criteria	1.5%	2.5%	3.5%	1.5%

Having reviewed the actual performance achieved against the criteria set by the Compensation Committee at the beginning of Fiscal 2015, the Committee determined, as part of the Fiscal 2015 year-end process in March 2015, that the Sterling Jewelers Division results were above the target performance level resulting in a 137% payout to Sterling Jewelers Division NEOs. The UK division results were at maximum performance. Based on the weighting discussion above, these performance levels resulted in a 141% payout for the Signet Corporate NEOs. The Zale Division performance targets were determined after the acquisition. Adjusted operating income was above target performance and comparable store sales were at the threshold level, resulting in a 160% payout to the President, Zale Division for the period from June 1, 2014 to the end of Fiscal 2015.

During Fiscal 2015, the bonus opportunities were increased for certain NEOs in light of promotions during the fiscal year. In determining the total bonus for each NEO, we calculated the bonus payable for the portion of the fiscal year for which the relevant criteria applied and aggregated such amounts. The Committee approved actual bonus payments as follows:

Executive	Total Bonus Earned for Fiscal 2015
Mark Light	$1,466,654
Michele Santana	$567,421
Edward Hrabak	$655,808
George Murray	$667,380
Steven Becker	$530,250

Mr. Barnes and Mr. Ristau received a cash payment of $2,333,320 and $758,263 respectively, related to the Annual Bonus for Fiscal 2015.

Annual Bonus Fiscal 2016

In setting the performance criteria for Fiscal 2016, the Compensation Committee approved the same performance measures that had been employed for Fiscal 2015 as they were still considered appropriate. Therefore, for Fiscal 2016, the annual bonus will continue to be based on adjusted operating income (80% weighting) and comparable store sales (20% weighting).

The annual bonus for Fiscal 2016 for the corporate executive officers will be based on corporate level goals. Division executive bonuses will be based upon 50% division specific targets and 50% corporate level targets.

(c) Long-Term Incentive Plans

The Compensation Committee believes that long-term share based incentives are appropriate and necessary to properly focus the executive officers on long term results and align their interests with those of Shareholders.

Long-Term Incentive Grants in Fiscal 2015

Long-term incentive compensation granted in Fiscal 2015 was split equally between time-based restricted share grants and performance-based restricted share units granted under the Signet Jewelers Limited Omnibus Incentive Plan (the “Omnibus Plan”).

32	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Generally long-term incentive grants are made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility, and individual performance. The number of long term time-based restricted shares and performance-based restricted share units granted to NEOs in Fiscal 2015 was based upon an award methodology using a share price calculated by using the average closing price of a Common Share on the NYSE for the 20 trading days commencing on March 28, 2014, the day after the Fiscal 2014 results announcement. The grant date was May 8, 2014. Following the promotion of Mark Light, Michele Santana, Edward Hrabak, George Murray and Steven Becker during Fiscal 2015, a second grant of time based restricted stock and performance-based restricted stock units was made. The grant date for this award was July 16, 2014 and the grant price was set as of the day prior to the grant date. The number of time-based restricted shares and performance-based restricted share units granted to executive officers in Fiscal 2015 using this award methodology, as well as additional grants made to certain NEOs in connection with promotions during Fiscal 2015, are set forth in the “Grants of Plan-Based Awards” table and are discussed in more detail below.

Performance-Based Restricted Share Units

The Committee determined the restricted share unit performance targets for Fiscal 2015 grants would cover a three-year performance period and be based on overall Company performance for all participants, including divisional executives. The Committee believes that the focus of this award should be split between cumulative operating income with an 80% weighting and return on capital employed (“ROCE”) with a 20% weighting. ROCE is a non-GAAP measure calculated as being the annual operating income divided by the single point, year-end capital employed balance, using a constant currencies exchange rate, per the Company’s consolidated balance sheet. These measures were chosen because the Compensation Committee believes that the appropriate combination of growth and return drive long-term shareholder value. Named executive officers can earn between 0% and 200% of their share award depending on performance results over the three-year period.

For grants made in Fiscal 2015, the level of achievement for adjusted operating income between approximately 92% and 108% of three year cumulative performance target (Fiscal 2015 to Fiscal 2017) will determine the amount vesting for this portion of the award. This target is based upon the former Signet business prior to the acquisition of Zale during Fiscal 2015, and includes Zale operating income targets for Fiscal 2016 and 2017. The Committee believes the target requires stretch performance since it requires compounded annual growth in excess of 14% at target and 18% at maximum. The performance target and actual performance as measured against the target will be disclosed at the end of the three year performance period (i.e., after the end of Fiscal 2017).

The second goal for the Fiscal 2015 grant was achievement of target ROCE over the performance period of 22.9%, with a minimum threshold of 21.9% and maximum of 23.9%.

Time-Based Restricted Shares

The time-based restricted share grants cliff vest at the end of the three-year period based on continued service with the Company.

Beginning in Fiscal 2013, time-based restricted stock awards have been granted pursuant to an award pool formula established by the Compensation Committee based on Company performance in the prior fiscal year. This award pool formula is intended to comply with the qualified performance-based compensation requirements under section 162(m) of the Internal Revenue Code. For time-based restricted stock awards granted in Fiscal 2015, the pool was based on attaining an adjusted operating income performance hurdle for Fiscal 2014. The actual share awards granted from the pool were determined using the process described under “Long-Term Incentive Grants in Fiscal 2015” on page 32 of this Proxy Statement. The Committee retains the flexibility to make additional non-qualifying grants (see “Limitation under Section 162(m) of the Internal Revenue Code”).

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	33

Determinations Related to Vesting of Previously Granted Performance-Based Long-Term Awards

In March 2015, the Committee concluded that the pre-determined conditions relating to the performance-based long-term incentive awards made in Fiscal 2013 covering the performance period of Fiscal 2013 through Fiscal 2015 had vested just below target levels. Below are further details of this vesting:

	3-Year Cumulative Threshold	3-Year Cumulative Target	3-Year Cumulative Maximum
Signet Adjusted Operating Income	$1,723m	$1,793m	$1,884m

	3-Year Cumulative Actual	Share Award Vesting
Signet Adjusted Operating Income	$1,786m	90%

For this purpose, adjusted operating income is operating income adjusted to exclude the impact of foreign exchange rate fluctuations, significant acquisitions entered into subsequent to the establishment of the cumulative 3-year performance criteria for the Fiscal 2013 grant, and non-recurring expenses incurred related to the excluded significant acquisitions including integration expenses.

(d) Integration Incentive Plan

The Compensation Committee approved the Integration Incentive Plan (the “IIP”) after the completion of the Zale transaction. The purpose of the IIP is to align and support the integration of Zale and Signet, retain and motivate executives critical to the integration, and importantly to drive the early realization of a portion of synergies as initially estimated. Each of the NEOs is involved in the integration of the two companies and participates in the IIP, along with several other executive officers and employees. The IIP for the NEOs is entirely performance-based and measures both financial and operational performance. The achievement of adjusted quantitative operating income synergy goals is weighted 80% and the achievement of functional Integration Team objectives is weighted 20%. The synergy goals, as well as the functional Integration

Team objectives, were established shortly after the Zale transaction closed and were therefore based upon an initial estimate of synergy.

The IIP covers two separate performance periods. The first integration performance period (“Window 1”) began in May 2014 and ended on the last day of Fiscal 2015 and was designed to quickly realize a portion of synergies as initially estimated. The goals for Window 1 were based on achievement of adjusted operating income synergies as well as functional Integration Team objectives. The measurement of these synergies for the purposes of the IIP award were on a gross basis, therefore without regard to management’s decisions on reinvestment in the business of synergy savings. The threshold (the level at which payments will start to accrue), target, maximum and actual adjusted operating income synergies based upon the preliminary valuation were as follows:

	Gross Operating Income Synergies
	Threshold	Target	Max	Actual Gross Achievement
Window 1 Goals	$4,100,000	$6,000,000	$8,000,000	$19,900,000

The functional integration team objectives for Window 1 were based upon the achievement of Integration Team goals by each functional Integration Team. Each Integration Team’s goals were weighted equally, and their degree of achievement was aggregated into a composite achievement level. There were 16 functional Integration Teams that contributed to the aggregated composite achievement level. The Integration Team goals for each of the Integration Teams represented a combination of essential fiscal and functional processes, and related to, among other things, eCommerce, product customization, cross-selling, repair services, procurement, diamond pricing, distribution, inventory management, vendor agreements, enterprise risk management, regulatory requirements, customer relationship management, advertising, real estate management, audit, financial accounting, information technology, human resources, compliance and financial management.

34	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Upon review of actual performance achieved for Window 1 against the criteria that was set, the Compensation Committee determined that the operating income synergy goal and the Integration Team goals were achieved at maximum levels. Accordingly, the Committee approved the following payments to the NEOs:

Executive	Award Value at Target	Achievement Percentage	Total Earned
Mark Light	$218,750	200%	$437,500
Michele Santana	$66,875	200%	$133,750
Edward Hrabak	$80,000	200%	$160,000
George Murray	$75,000	200%	$150,000
Steven Becker	$62,500	200%	$125,000

The Window 1 award for Mr. Barnes was forfeited as a result of separation from employment prior to the end of performance period in accordance with the terms of the award agreement. Mr. Ristau did not receive an award.

The Window 1 awards were paid as a cash bonus in early Fiscal 2016 after the Committee’s review and certification of performance and the achievement of each of the functional Integration Team objectives.

The second performance period (“Window 2”) will align with Fiscal 2016 integration performance. Window 2 awards are comprised of performance-based restricted stock units that will only vest if certain performance conditions are met and the employee remains employed through to the end of Window 2 unless there is a change of control in Fiscal 2016. Like Window 1 awards, the performance conditions are based 80% on quantitative gross operating income synergy goals and 20% on functional Integration Team objectives as described above. The threshold (the level at which payments will start to accrue), target and maximum operating income synergies have been set based upon the achievement of 20% of the revised three-year net synergy target of between $150m and $175m in operating income contribution by the end of Fiscal 2016.

Window 2 performance-based restricted stock units were granted to IIP participants in September 2014. Further details of this award can be found in the “Grants of Plan-Based Awards” table on page 41.

(e) Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to named executive officers and employees, both as a retention mechanism and as a means to provide a degree of financial security post retirement.

In the US, there are two defined contribution savings vehicles. The primary retirement vehicle is the company sponsored Sterling Jewelers Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under Federal guidelines.

Currently the Company matches 50% of an employee’s elective salary deferral up to a maximum of 6% of the employee’s eligible compensation in order to be market competitive. The annual elective salary deferral for each employee is subject to certain maximum statutory limitations.

Under Federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower paid employees. Therefore, a supplemental plan, the Deferred Compensation Plan (the “DCP”), an unfunded, non-qualified plan under Federal guidelines, was established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company provides a discretionary 50% matching contribution under the DCP for each participant’s annual deferral, up to 10% of the participant’s annual eligible compensation. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2015.

Prior to establishing the DCP, in 1996 the Company established an unfunded, non-qualified deferred compensation plan under Federal guidelines for senior management which was frozen in 2004 to new participants and new deferrals for tax purposes (the “Frozen DCP”).

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	35

Messrs. Light, Ristau, Hrabak, Murray, Becker and Ms. Santana have benefits provided via the 401(k) Plan and the DCP. Messrs. Light, Hrabak, Murray and Becker also have benefits provided via the Frozen DCP.

(f) Health & Welfare

NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.

(g) Perquisites

The Company does not provide perquisites to our US based executives other than the benefits described above, as well as relocation benefits where applicable. However, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses NEOs for the travel expenses of spouses. The Company does not provide any tax gross-up payments for any perquisites other than for relocation benefits where applicable.

(h) Employment Agreements

Generally, employment agreements are provided to the named executive officers to entice them to join the Company and to contribute to the long-term success of the business. Employment agreements in effect may all be terminated upon notice of one year or less. The principal terms of the employment agreements with Mr. Light, Ms. Santana, Mr. Hrabak, Mr. Murray and Mr. Becker are set forth under “Employment Agreements” below on page 46. In addition, the separation agreements with Mr. Barnes and Mr. Ristau are discussed on page 49.

(i) Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

Share options outstanding under the Company’s previous employee incentive plans may not be exercised after a termination for cause. Performance-based restricted share units and time-based restricted shares will not vest if termination for cause occurs before the conclusion of the three-year performance or vesting period. All executive officer employment agreements contain a non-competition covenant that has between a 9- and 12-month post-employment term, as well as a non-solicitation covenant that has between a 12-month and 2-year post-employment term. In addition, the performance-based restricted stock units granted pursuant to the IIP include non-competition and non-solicitation covenants, each with a 12-month post-employment term. Violation of the non-compete covenants will result in potential litigation and the Company’s ability to seek injunctive relief and damages. For more information concerning the named executive officers employment agreements, see “Employment Agreements” below beginning on page 46.

(j) Limitation under Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). This denial of deduction is subject to an exception for “qualified performance-based compensation”. Although the Compensation Committee has designed the executive compensation program with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

(k) Clawback

Recognizing that the SEC has yet to publish regulations on clawback policies as mandated by the Dodd-Frank Act, the Compensation Committee considered it to be appropriate to adopt a clawback policy in the interim. The policy provides that in the event of a material restatement of the Company’s financial results, the Compensation Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company may seek to recover the difference. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference.

(l) Share Ownership Policy

It is the Company’s policy that Signet’s executive officers build a holding of Common Shares as follows:

•	Five times annual base salary—Signet Chief Executive Officer

36	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

•	Two times annual base salary—Signet Chief Financial Officer, President, Sterling Jewelers Division, President, Zale Division, UK Managing Director; and

•	One times annual base salary—other executive officers.

All executives are expected to build their holding within five years from the date of appointment. All executives are required to hold 50% of net after-tax shares received upon vesting or payout until these requirements are met. Once achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. Once achieved, the holding is to be maintained while the individual remains an officer of the Company. Currently, all NEOs are in compliance with the Share Ownership Policy.

(m) Anti-Hedging and Pledging Policies

It is the Company’s policy to prohibit hedging or monetization transactions that would allow an officer, director or employee who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company prohibits any pledging of Company stock by any officer, director or employee of the Company.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	37

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Compensation Committee:

Thomas Plaskett (Chairman)

Virginia Drosos

Robert Stack

Eugenia Ulasewicz

38	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

The following table sets forth the compensation during fiscal years ended January 31, 2015, February 1, 2014 and February 2, 2013 that was paid or earned by the Company’s officers who were NEOs during Fiscal 2015.

Name & Principal Position	Fiscal Year	Salary $(1)	Bonus $	Stock Awards $(2)	Non-equity Incentive Plan Compensation $(3)	All Other Compensation $ (4)	Total $
Mark Light	2015	970,500	—	2,465,131	1,904,154	61,229	5,401,014
CEO	2014	943,385	—	1,208,894	122,720	108,483	2,383,482
	2013	953,188	750,000	972,466	940,376	153,827	3,769,857
Michele Santana	2015	439,509	—	524,600	701,171	33,556	1,698,836
CFO
Edward Hrabak	2015	596,308	—	627,055	815,808	41,755	2,080,926
President, Sterling	2014	530,308	—	394,492	53,400	56,250	1,034,450
Jewelers Division
George Murray	2015	544,865	—	587,908	817,380	40,200	1,990,353
President, Zale Division
Steven Becker	2015	489,442	—	489,969	655,250	35,466	1,670,127
Chief Human Resources Officer
Michael Barnes	2015	858,248	—	4,897,541	—	2,588,254	8,344,043
Former CEO	2014	1,053,385	—	3,940,423	237,361	5,338	5,236,507
	2013	1,070,192	—	3,163,211	1,745,100	20,078	5,998,581
Ronald Ristau	2015	424,371	—	900,190	—	1,483,628	2,808,189
Former CFO	2014	739,494	—	879,400	90,173	16,682	1,725,749
	2013	721,741	—	799,914	692,909	51,584	2,266,148

(1)	Annual salaries as disclosed on page 30 are based on a 52 week period.

(2)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the restricted shares and restricted share units (in the column entitled “Stock Awards”) in the year of grant based upon target value of performance conditions. For information on the valuation assumptions, refer to note 23 in Signet’s financial statements filed on Form 10-K for Fiscal 2015. The amounts in the table above reflect the total value of the performance-based restricted share units at the target (or 100%) level of performance achievement plus time-vesting restricted shares. The table below provides the potential value of the performance-based restricted share units at target and maximum levels of performance.

	Fiscal 2015 Target Value	Fiscal 2015 Maximum Value
Mark Light	$1,374,794	$2,749,588
Michele Santana	$325,720	$651,440
Edward Hrabak	$389,273	$778,546
George Murray	$364,999	$729,998
Steven Becker	$304,161	$608,322
Michael Barnes	$2,420,579	$4,841,158
Ronald Ristau	$444,913	$889,826

(3)	The table below summarizes the components of non-equity incentive plan compensation amounts awarded to each NEO for Fiscal 2015:

	Fiscal 2015 Annual Bonus	Integration Incentive Plan (Window 1)	Total
Mark Light	$1,466,654	$437,500	$1,904,154
Michele Santana	$567,421	$133,750	$701,171
Edward Hrabak	$655,808	$160,000	$815,808
George Murray	$667,380	$150,000	$817,380
Steven Becker	$530,250	$125,000	$655,250
Michael Barnes	$—	$—	$—
Ronald Ristau	$—	$—	$—

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	39

(4)	The following table provides the incremental Fiscal 2015 cost to the Company for each of the elements included in the column titled “All Other Compensation” above:

				Termination benefits
	401(k) matching contribution	DCP matching contribution	Life and disability insurance premiums	Salary continuation	Annual Bonus	Transition Incentive Bonus	Total
Mark Light	$5,466	$54,457	$1,306	na	na	na	$61,229
Michele Santana	$8,661	$23,589	$1,306	na	na	na	$33,556
Edward Hrabak	$8,167	$32,282	$1,306	na	na	na	$41,755
George Murray	$8,270	$30,624	$1,306	na	na	na	$40,200
Steven Becker	$7,958	$26,202	$1,306	na	na	na	$35,466
Michael Barnes(a)	$—	$—	$1,088	$253,846	$2,333,320	$—	$2,588,254
Ronald Ristau(b)	$5,225	$21,378	$762	$383,000	$758,263	$315,000	$1,483,628

(a)	See “Resignations During Fiscal 2015” on page 54 for a summary of the termination benefits paid to Mr. Barnes.

(b)	See “Resignations During Fiscal 2015” on page 54 for a summary of the termination benefits paid to Mr. Ristau.

40	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Set forth below is information concerning grants of plan-based awards made during Fiscal 2015.

			Estimated Payouts Under Non Equity Incentive Plan Awards(6)		Estimated Future Payouts Under Equity Incentive Plan Awards(7)		All other Stock Awards: Number of shares or Units(#)	Grant date fair value of Stock and Option Award($)(8)
Name		Grant Date	Target($)	Max($)	Target(#)	Max(#)
Mark Light	(1)		1,037,138	2,074,276
	(2)		218,750	437,500
	(3)	May 8, 2014			7,290	14,580		726,084
	(4)	May 8, 2014					7,290	742,997
	(3)	July 16, 2014			3,116	6,231		339,995
	(4)	July 16, 2014					3,116	347,341
	(5)	September 22, 2014			2,725	5,450		308,715
Michele Santana	(1)		401,250	802,500
	(2)		66,875	133,750
	(3)	May 8, 2014			967	1,934		96,313
	(4)	May 8, 2014					967	98,557
	(3)	July 16, 2014			900	1,800		98,217
	(4)	July 16, 2014					900	100,323
	(5)	September 22, 2014			1,158	2,316		131,190
Edward Hrabak	(1)		480,000	960,000
	(2)		80,000	160,000
	(3)	May 8, 2014			2,041	4,082		203,284
	(4)	May 8, 2014					2,041	208,019
	(3)	July 16, 2014			267	533		29,083
	(4)	July 16, 2014					267	29,762
	(5)	September 22, 2014			1,385	2,770		156,907
George Murray	(1)		450,000	900,000
	(2)		75,000	150,000
	(3)	May 8, 2014			1,579	3,158		157,268
	(4)	May 8, 2014					1,579	160,932
	(3)	July 16, 2014			555	1,110		60,567
	(4)	July 16, 2014					556	61,977
	(5)	September 22, 2014			1,299	2,598		147,164
Steven Becker	(1)		375,000	750,000
	(2)		62,500	125,000
	(3)	May 8, 2014			1,507	3,014		150,097
	(4)	May 8, 2014					1,507	153,593
	(3)	July 16, 2014			288	577		31,484
	(4)	July 16, 2014					289	32,215
	(5)	September 22, 2014			1,082	2,164		122,580
Michael Barnes	(1)		1,650,000	3,300,000
	(2)		125,000	250,000
	(3)	May 8, 2014			24,303	48,606		2,420,579
	(4)	May 8, 2014					24,303	2,476,962
Ronald Ristau	(1)		536,200	1,072,400
	(3)	May 8, 2014			4,467	8,934		444,913
	(4)	May 8, 2014					4,467	455,277

(1)

Represents bonus opportunities under the Company’s annual bonus plan for Fiscal 2015. The target bonus levels for Mr. Light, Ms. Santana, Mr. Hrabak, Mr. Murray, Mr. Becker, Mr. Barnes and Mr. Ristau for Fiscal 2015 expressed as a percentage of base salary, were 106%, 75%, 75%, 75%, 75%, 150% and 70%, respectively, and the maximum bonus levels were 212%, 150%, 150%, 150%, 150%, 300% and 140%, respectively, based on goals established by the Compensation Committee for target adjusted operating income and comparable store sales. For a more detailed description of the Company’s annual bonus plan, including a discussion of the Company’s performance with respect to goals and amounts awarded to the named executives in Fiscal 2015, see the “CDA” above.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	41

(2)

Represents bonus opportunities under the IIP for Fiscal 2015. The target bonus levels for Mr. Light, Ms. Santana, Mr. Hrabak, Mr. Murray, Mr. Becker and Mr. Barnes for Fiscal 2015, expressed as a percentage of target annual bonus was 16.67% and the maximum bonus level of 33.34%, based on goals established by the Compensation committee for target operating income synergies and functional integration team objectives. For a more detailed description of the IIP, including awards to the named executives in Fiscal 2015, see the “CDA” above.

(3)

Represents performance-based restricted share units granted under the Omnibus Plan. Under the terms of these awards, these restricted share units will vest at the end of the third fiscal year following the grant dates subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Under the terms of these awards, the restricted share units will be forfeited in the event the Company fails to achieve a minimum ROCE and cumulative adjusted operating income goal for Fiscal 2015, Fiscal 2016 and Fiscal 2017.

(4)

Represents time-vesting restricted share award granted under the Omnibus Plan. These time-vesting restricted shares will vest on the third anniversary of grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Time-vesting restricted shares accrue dividends while restricted, which are paid when the awards vest.

(5)

Represents IIP performance-based restricted share units granted under the Omnibus Plan. Under the terms of these awards, these restricted share units will vest at the end of the first full fiscal year following the grant date subject to achievement of performance goals and continued service. Under the terms of these awards, the restricted share units will be forfeited in the event the Company’s integration management team fails to achieve minimum operating income synergies and functional integration team objectives for Fiscal 2016.

(6)	Payouts of non-equity incentive plan awards may range from $0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

(7)	Payouts of equity incentive plan awards may range from 0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column.

(8)

Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

42	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

	OPTION AWARDS(1)						STOCK AWARDS
Name	Number of securities underlying unexercised options(#) exercisable		Number of securities underlying unexercised options(#) unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested $(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $(2)
Mark Light	12,137	(3)			$49.80	April 24, 2017	10,460	(4)	1,266,811	20,920	(5)	2,533,621
							9,132	(6)	1,105,977	18,264	(7)	2,211,953
							7,290	(8)	882,892	14,580	(9)	1,765,784
							3,116	(10)	377,379	6,231	(9)	754,758
										5,450	(7)	660,050
Michele Santana							1,361	(4)	164,831	2,722	(5)	329,661
							1,250	(6)	151,388	2,500	(7)	302,775
							967	(8)	117,113	1,934	(9)	234,227
							900	(10)	108,999	1,800	(9)	217,998
										2,316	(7)	280,491
Edward Hrabak							3,694	(4)	447,380	7,388	(5)	894,761
							2,980	(6)	360,908	5,960	(7)	721,816
							2,041	(8)	247,186	4,082	(9)	494,371
							267	(10)	32,336	533	(9)	64,552
										2,770	(7)	335,475
George Murray							2,328	(4)	281,944	4,656	(5)	563,888
							2,244	(6)	271,771	4,488	(7)	543,542
							1,579	(8)	191,233	3,158	(9)	382,465
							556	(10)	67,337	1,110	(9)	134,432
										2,598	(7)	314,644
Steven Becker							2,279	(4)	276,010	4,558	(5)	552,019
							2,197	(6)	266,079	4,394	(7)	532,157
							1,507	(8)	182,513	3,014	(9)	365,026
							289	(10)	35,001	577	(9)	69,880
										2,164	(7)	262,082
Michael Barnes										62,315	(5)	7,546,970
										34,672	(7)	4,199,126
										12,107	(9)	1,466,279
Ronald Ristau										14,268	(5)	1,727,997
										6,608	(7)	800,295
										1,477	(9)	178,879

(1)	All options have a grant date ten years prior to the expiration date shown. All options cliff vest after three-year vesting period following the grant date.

(2)	Calculated using the closing market price of our Common Shares on January 30, 2015, the last business day of Fiscal 2015 ($121.11 per share).

(3)	This grant vested on April 24, 2010.

(4)	This grant will vest on April 23, 2015.

(5)	This award vested on March 26, 2015 at 90% of target level.

(6)	This grant will vest on April 26, 2016.

(7)	The Compensation Committee will determine whether this grant will vest within 60 days following January 30, 2016.

(8)	This grant will vest on May 8, 2017.

(9)	The Compensation Committee will determine whether this grant will vest within 60 days following January 28, 2017.

(10)	This grant will vest on July 16, 2017.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	43

This table shows the numbers and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2015.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise $	Number of shares acquired on vesting	Value realized on vesting $
Mark Light	—	—	30,180	3,119,907
Michele Santana	—	—	3,432	354,788
Edward Hrabak	6,345	380,255	7,119	735,935
George Murray	—	—	6,705	693,140
Steven Becker	—	—	6,291	650,342
Michael Barnes	—	—	174,396	18,759,957
Ronald Ristau	—	—	35,489	3,665,266

44	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Name	Executive contribution in last fiscal year $(1)	Registrant contribution in last fiscal year $ (2)	Aggregate earnings in last fiscal year $ (3)	Aggregate withdrawals/ distributions in last fiscal year $(4)	Aggregate balance at last fiscal year end $(5)
Mark Light	108,914	54,457	27,224	(5,477)	929,780
Michele Santana	52,909	23,589	10,734	(2,083)	352,241
Edward Hrabak	76,871	32,282	17,489	(3,288)	609,129
George Murray	94,844	30,624	21,532	(1,552)	742,562
Steven Becker	52,403	26,202	11,210	(2,036)	382,840
Michael Barnes	—	—	—	—	—
Ronald Ristau	123,220	21,378	5,160	(2,131)	156,234

(1)	All of the NEOs contributions are reported in the “Salary” or “Non-equity incentive plan compensation” columns of the Summary Compensation Table on page 39.

(2)

All of the registrant contributions reflect the Company match of executive contributions. These contributions are reported in the “All other compensation” column of the Summary Compensation Table on page 39.

(3)

Aggregate earnings represent interest credited to each executive’s account based on the crediting rate of interest declared for the year. For Fiscal 2015, this rate did not exceed 120% of the applicable federal long-term rate. As such, no amounts are reported in the Summary Compensation Table on page 39.

(4)	In Fiscal 2015, aggregate withdrawals for each NEO related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances during the year.

(5)

The aggregate balance reported at fiscal year end for each executive includes the following amounts that were reported in the Summary Compensation Table in the current and prior year proxy statements: Mr. Light - $878,445, Ms. Santana - $76,498, Mr. Hrabak - $276,046, Mr. Murray - $125,468, Mr. Becker - $78,605, and Mr. Ristau - $154,331.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	45

Information concerning the employment agreement for each NEO is set forth below. For each NEO discussed below, his actual salary paid during Fiscal 2015 is set forth in the Summary Compensation Table on page 39 and his current annual salary is discussed in the Compensation Discussion and Analysis on page 30. Maximum and target bonus opportunities for each NEO discussed below are described in the Compensation Discussion and Analysis on page 32. The current salary and maximum and target bonus opportunities for the NEOs may differ from those discussed below, which describe such compensation elements as set forth in the relevant employment agreements and may be subject to revision.

i) Mark Light

Mr. Light has an amended and restated employment agreement dated December 10, 2010, as amended, with a US subsidiary.

During the term of his employment, Mr. Light will (i) receive an annual starting base salary of $1,050,000, subject to annual review, (ii) be eligible for an annual bonus with a target of 125% of base salary, (with a maximum of 250% of base salary), (iii) be eligible for a long-term incentive bonus, (iv) be eligible to receive a grant of options, restricted stock or other stock-based awards, (v) be entitled to such medical/dental, long-term disability and life insurance benefits made available from time to time to executive officers of the Company, (vi) be entitled to such deferred compensation benefits as may be made available from time to time to executive officers of the Company, and (vii) be entitled to such other perquisites and benefits as may be made available from time to time to executive officers of the Company.

The Company may terminate Mr. Light’s employment agreement at any time by notice in writing with immediate effect and Mr. Light may terminate his agreement upon 360 days’ prior written notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Light will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,
(ii)	a pro-rata portion of the annual bonus for which he was then eligible for the fiscal year in which the date of termination occurs, based on actual performance, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Light’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Light will be entitled to any accrued but unpaid benefits or obligations as of the date of termination, including in the event of his resignation but not in the event of his termination for cause, any earned but unpaid bonus for a completed fiscal year.

The agreement also includes other terms, including severance payments upon termination by reason of death or “disability” (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Light’s estate of base salary then in effect for six months.

Mr. Light’s entitlement to any share options or share awards is governed by the terms of the relevant plan and award agreements. During the term of his employment and for specified periods thereafter, Mr. Light is subject to confidentiality, non-solicitation and non-competition restrictions.

ii) Michele Santana

Ms. Santana has an employment agreement dated October 18, 2010, as amended, with a US subsidiary.

During the term of her employment, Ms. Santana will (i) receive an annual starting base salary of $535,000, subject to annual review, (ii) be eligible for an annual bonus with a target of 75% of base salary, (with a maximum of 150% of base salary), (iii) be eligible for a long-term incentive bonus, (iv) be entitled to such medical/dental, long-term and short-term disability and life insurance benefits made available from time to time to executive officers of the Company, (v) be entitled to such deferred compensation benefits as may be made available from time to time to executive officers of the Company, (vi) be entitled to five weeks of paid vacation per year, and (vii) be entitled to such

46	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

other perquisites and benefits as may be made available from time to time to executive officers of the Company.

The Company may terminate Ms. Santana’s employment agreement at any time by notice in writing with immediate effect and Ms. Santana may terminate her agreement upon 360 days’ prior written notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Ms. Santana will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion of the annual bonus for which she was then eligible for the fiscal year in which the date of termination occurs, based on actual performance, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Ms. Santana’s employment agreement is terminated by the Company for cause or if she resigns, Ms. Santana will be entitled to any accrued but unpaid benefits or obligations as of the date of termination, including in the event of her resignation but not in the event of her termination for cause, any earned but unpaid bonus for a completed fiscal year.

The agreement also includes other terms, including severance payments upon termination by reason of death or “disability” (as defined in the employment agreement) equal to the annual bonus she otherwise would have received, pro-rated based on the portion of the fiscal year that had elapsed prior to her termination of employment, as well as, upon death, continued payment to Ms. Santana’s estate of base salary then in effect for six months.

Ms. Santana’s entitlement to any share options or share awards is governed by the terms of the relevant plan and award agreements. During the term of her employment and for specified periods thereafter, Ms. Santana is subject to confidentiality, non-solicitation and non-competition restrictions.

iii) Edward Hrabak

Mr. Hrabak has an amended and restated employment agreement dated August 24, 2012 and effective as of June 30, 2012, with a US subsidiary.

Pursuant to the agreement, Mr. Hrabak will (i) receive an annual base salary of $640,000, subject to annual review, (ii) be eligible for an annual target bonus of 75% of base salary (with a maximum of 150% of base salary), (iii) be eligible for a long-term incentive bonus, (iv) be entitled to such medical/dental, long-term and short-term disability and life insurance benefits as are made available from time to time to executive officers of the Company, (v) be entitled to such deferred compensation benefits as may be made available from time to time to executive officers of the Company, and (vi) such other perquisites and benefits as may be made available from time to time to executive officers of the Company.

The Company may terminate Mr. Hrabak’s employment agreement at any time by notice in writing with immediate effect and Mr. Hrabak may terminate his agreement upon 360 days’ prior written notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Hrabak will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion (based on the number of calendar days from the beginning of the fiscal year through the termination date) of the annual bonus he would otherwise have received for the fiscal year in which the date of termination occurs, based on actual performance, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Hrabak’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Hrabak will be entitled to any accrued but unpaid benefits or obligations as of the date of termination, including in

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	47

the event of his resignation but not in the event of his termination for cause, any earned but unpaid bonus for a completed fiscal year.

The agreement also includes other terms, including severance payments upon termination by reason of death or “disability” (as defined in the employment agreement) equal to the annual bonus he otherwise would have received pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Hrabak’s estate of base salary then in effect for six months.

Mr. Hrabak’s entitlement to any share options or share awards is governed by the terms of the relevant plan and award agreements. During the term of his employment and for specified periods thereafter, Mr. Hrabak is subject to confidentiality, non-solicitation and non-competition restrictions.

iv) George Murray

Mr. Murray has an employment agreement dated July 26, 2010, as amended, with a US subsidiary.

During the term of his employment, Mr. Murray will (i) receive an annual starting base salary of $600,000, subject to annual review, (ii) be eligible for an annual bonus with a target of 75% of base salary, (with a maximum of 150% of base salary), (iii) be eligible for a long-term incentive bonus, (iv) be entitled to such medical/dental, long-term and short-term disability and life insurance benefits made available from time to time to executive officers of the Company, (v) be entitled to such deferred compensation benefits as may be made available from time to time to executive officers of the Company, (vi) be entitled to five weeks of paid vacation per year, and (vii) be entitled to such other perquisites and benefits as may be made available from time to time to executive officers of the Company.

The Company may terminate Mr. Murray’s employment agreement at any time by notice in writing with immediate effect and Mr. Murray may terminate his agreement upon 360 days’ prior written notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Murray will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion of the annual bonus he would otherwise have received for the fiscal year in which the date of termination occurs, based upon the portion of the fiscal year that has elapsed prior to such termination, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Murray’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Murray will be entitled to any accrued but unpaid benefits or obligations as of the date of termination, including in the event of his resignation but not in the event of his termination for cause, any earned but unpaid bonus for a completed fiscal year.

The agreement also includes other terms, including severance payments upon termination by reason of death or “disability” (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Murray’s estate of base salary then in effect for six months. Mr. Murray’s entitlement to any share options or share awards is governed by the terms of the relevant plan. During the term of his employment and for specified periods thereafter, Mr. Murray is subject to confidentiality, non-solicitation and non-competition restrictions.

v) Steven Becker

Mr. Becker has an amended and restated employment agreement, dated July 26, 2010, with a US subsidiary.

During the term of his employment, Mr. Becker will (i) receive an annual starting base salary of $500,000, subject to annual review, (ii) be eligible for an annual target bonus of 75% of base salary (with a maximum of 150% of base salary), (iii) be eligible for a long-term incentive bonus, (iv) be eligible to receive options, restricted stock or other stock-based awards, in accordance with the terms of the relevant

48	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

plan then in effect, (v) be entitled to such medical/dental, long-term disability and life insurance benefits made available from time to time to executive officers of the Company, (vi) be entitled to such deferred compensation benefits as may be made available from time to time to executive officers of the Company, and (vii) be entitled to such other perquisites and benefits as may be made available from time to time to executive officers of the Company.

The Company may terminate Mr. Becker’s employment agreement at any time by notice in writing with immediate effect and Mr. Becker may terminate his agreement upon 360 days’ prior written notice. In the case of termination by the Company other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Becker will be entitled to:

(i)	continued payment of base salary for 12 months from the date of termination,

(ii)	a pro-rata portion of the annual bonus for which he was then eligible for the fiscal year in which the date of termination occurs, and

(iii)	a lump sum payment equal to the cost of the COBRA premium for 12 months of coverage at the same level as in effect immediately prior to the date of termination.

If Mr. Becker’s employment agreement is terminated by the Company for cause or if he resigns, Mr. Becker will be entitled to any accrued but unpaid benefits or obligations as of the date of termination, including in the event of his resignation but not in the event of his termination for cause, any earned but unpaid bonus for a completed fiscal year.

The agreement also includes other terms, including severance payments upon termination by reason of death or “disability” (as defined in the employment agreement) equal to the annual bonus he otherwise would have received, pro-rated based on the portion of the fiscal year that had elapsed prior to his termination of employment, as well as, upon death, continued payment to Mr. Becker’s estate of base salary then in effect for six months.

Mr. Becker’s entitlement to any share options or share awards is governed by the terms of the relevant plan and award agreements. During the term of his employment and for specified periods thereafter, Mr. Becker is subject to confidentiality, non-solicitation and non-competition restrictions.

vi) Michael Barnes

Barnes Separation Agreement

On October 13, 2014, Signet entered into a separation agreement with Mr. Barnes (the “Barnes Separation Agreement”) in connection with his resignation as Chief Executive Officer of Signet effective October 31, 2014 (the “Barnes Termination Date”). As Mr. Barnes continued to be employed by Signet through the Barnes Termination Date, he became entitled to receive, in addition to any accrued but unpaid benefits or obligations:

(i)	continued payment of base salary then in effect for 12 months following the Barnes Termination Date, paid in accordance with Signet’s standard payroll practices,

(ii)	an annual bonus Mr. Barnes would otherwise have received for Fiscal Year 2015, based on actual performance, which shall be payable in a lump sum during the period commencing on April 15 and ending on May 31, 2015,

(iii)	as of the Barnes Termination Date, a lump sum payment, payable in accordance with the incentive plan and the applicable award agreements, equal to the sum of the incentive plan payments in respect of each ongoing vesting period or performance cycle as of the Barnes Termination Date, with the amount to be paid in respect of each vesting period or performance cycle calculated as:

(a) time-based restricted stock: based on the award he otherwise would have received for a vesting period, pro-rated based on the number of calendar days that have elapsed since the beginning of the applicable vesting period through the Barnes Termination Date, and

(b) performance-based RSUs: for each completed fiscal year during a performance cycle, based on actual performance against the portion of the target allocable to such fiscal year and for Fiscal Year 2015, based on actual performance against the portion of the target allocable to Fiscal Year 2015, with payment pro-rated based on the number of calendar days elapsed since the beginning of Fiscal Year 2015 through the Termination Date,

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	49

payable at the end of the fiscal year of termination, with the exception of the RSUs granted in Fiscal Year 2013, and

(iv)	continued group medical coverage for Mr. Barnes and his eligible dependents for up to 12 months (or until Mr. Barnes becomes employed by another employer, and eligible for substantially similar coverage with such other employer) following the date of termination at the same cost to Mr. Barnes and the same coverage levels as in effect immediately prior to the Barnes Termination Date.

For a period of two years after the Barnes Termination Date, Mr. Barnes will be subject to non-solicitation restrictions. In addition, for a period of one year after the Barnes Termination Date, Mr. Barnes will be subject to non-competition restrictions. Mr. Barnes will also be subject to ongoing confidentiality restrictions. The Barnes Separation Agreement also contains other customary provisions.

All severance payments and benefits (that were not accrued prior to termination) were conditioned on Mr. Barnes’s (a) execution of a general release of claims against Signet, its affiliates and related parties, (b) full and continued cooperation in good faith with Signet, its subsidiaries and affiliates in connection with certain matters relating to Signet, its subsidiaries and affiliates, and (c) continued compliance with the restrictive covenants discussed above.

Mr. Barnes was required to comply with written Board policies, including the Signet Code for Securities Transactions and any policies relating to the clawback of compensation.

Termination Protection Agreement

Prior to the execution of the Barnes Separation Agreement, Mr. Barnes had a termination protection agreement dated January 31, 2014 with a US subsidiary that was effective as of February 1, 2014 and which extended the term of Mr. Barnes’ employment as Chief Executive Officer of Signet until terminated by either party as described below. Mr. Barnes was appointed as Chief Executive Officer of Signet pursuant to an employment agreement dated September 29, 2010 and amended on March 19, 2012 between a US subsidiary and Mr. Barnes that expired in accordance with its terms effective January 31, 2014.

Mr. Barnes’ termination protection agreement extended the term of Mr. Barnes’ employment as the Chief Executive Officer of Signet until terminated by either party, at any time and for any reason on at least 90 days’ advance written notice, other than upon Mr. Barnes’ death or upon a termination for “cause” (as defined in the termination protection agreement), which termination could be effective immediately.

During the term of employment, Mr. Barnes (i) received an annual base salary equal to $1,054,000, subject to annual review, (ii) was eligible for a maximum annual bonus of up to 260% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 130% of his annual base salary for achievement of performance objectives at target, (iii) was considered annually for a long-term incentive plan award, (iv) was entitled to participate in retirement benefit plans made available to senior executives of Signet, (v) was entitled to such welfare benefits as are made available from time to time to executive officers of Signet, and (vi) was entitled to five weeks of paid vacation per year.

As Chief Executive Officer, Mr. Barnes was subject to all written Board policies in effect during his employment, including any policies relating to the minimum share ownership and clawback of compensation.

In addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Barnes was entitled under the termination protection agreement to the same severance payments and benefits in connection with certain termination events as those set forth in the Barnes Separation Agreement described above.

vii) Ronald Ristau

Ristau Separation Agreement

On June 27, 2014, Signet entered into a separation agreement with Mr. Ristau (the “Ristau Separation Agreement”) in connection with his resignation as Chief Financial Officer of Signet effective July 31, 2014 (the “Ristau Termination Date”). In addition to any accrued but unpaid benefits or obligations as of the Ristau Termination Date, Mr. Ristau was entitled to receive:

(i)	continued payment of base salary then in effect for 12 months following the Ristau Termination Date, paid in accordance with Signet’s standard payroll practices,

50	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

(ii)	a pro-rata portion of the annual bonus for Fiscal Year 2015, based on actual performance for the full Fiscal Year 2015, which shall be payable in a lump sum during the period commencing on April 15 and ending on May 31, 2015,

(iii)	pro-rata vesting of a number of shares of restricted stock that were granted pursuant to Time-Based Restricted Stock Award Agreements dated as of April 23, 2012, April 26, 2013 and May 8, 2014, calculated using the quotient obtained by dividing the number of business days worked from the applicable grant date through the Ristau Termination Date by the total number of business days from the applicable grant date through the third anniversary of such grant date,

(iv)	pro-rata vesting of the portion of performance-based RSUs based on the number of RSUs that otherwise would have vested pursuant to the terms of the applicable RSU Agreement multiplied by the quotient obtained by dividing the number of business days worked during such performance period by the total number of business days comprising such performance period,

(v)	a cash payment of $315,000, and

(vi)	a cash payment equal to the annual bonus Mr. Ristau would have received for Fiscal Year 2015 had he remained continuously employed through the standard payment date for such annual bonus, minus the amount to which he is entitled to receive pursuant to (ii) above, to be paid in a lump sum during the period commencing on April 15 and ending on May 31, 2015.

The payments referenced in (v) and (vi) above require Mr. Ristau to have provided continued support of a smooth transition of all ongoing and outstanding work through the Ristau Termination Date, as reasonably determined by the CEO.

For a period of two years after the Ristau Termination Date, Mr. Ristau will be subject to non-solicitation restrictions. In addition, for a period of one year after the Ristau Termination Date, Mr. Ristau will be subject to non-competition restrictions. Mr. Ristau will also be subject to ongoing confidentiality restrictions. The Ristau Separation Agreement also contains other customary provisions.

All severance payments and benefits (that were not accrued prior to termination) are conditioned on Mr. Ristau’s (i) execution of a general release of claims against Signet, its affiliates and related parties, (ii) full and continued cooperation in good faith with Signet, its subsidiaries and affiliates in connection with certain matters relating to Signet, its subsidiaries and affiliates, and (iii) continued compliance with the restrictive covenants discussed above.

Employment Agreement

Prior to the execution of the Ristau Separation Agreement, Mr. Ristau had an employment agreement dated April 12, 2010 with a US subsidiary. This agreement could be terminated by either party.

Pursuant to the agreement, Mr. Ristau (i) received an annual base salary of $650,000, subject to annual review, (ii) was eligible for an annual maximum bonus of up to 120% of base salary (with a target bonus of 60% of base salary in accordance with the Company’s current annual bonus plan), and (iii) was eligible for a long-term incentive bonus with a target payment of 115% of base salary to be comprised of cash and/or equity based awards. During the term of employment and for specified periods thereafter, Mr. Ristau was or will be subject to confidentiality, non-solicitation, and non-competition restrictions.

The Company could terminate Mr. Ristau’s employment agreement at any time, generally effective upon giving notice. In the case of termination other than for “cause” (as defined in the employment agreement), in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Ristau was entitled to the same severance payments and benefits as those set forth in the Ristau Separation Agreement described above, except that the Ristau Separation Agreement included two additional cash payments described in (v) and (vi) above. In determining to make those additional payments to Mr. Ristau, the Board of Directors considered that such payments were in the best interests of the Company to facilitate a smooth and efficient transition of the Chief Financial Officer role, which was particularly critical given the Zale transaction had closed only a few weeks prior.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	51

The following table shows for each of the NEOs, estimated payments and benefits that would be payable in the event of:

•	Involuntary termination of employment without cause;

•	Voluntary termination of employment with Good Reason (including Constructive Termination);

•	Termination due to death;

•	Termination due to disability;
•	Qualified termination after a change of control of the Company; and

•	Termination due to retirement.

The below estimated values have been calculated on the basis that the named executive officer employment had been terminated as of January 30, 2015, the last business day of Fiscal 2015, using a NYSE closing market price as of this date ($121.11).

		Involuntary	Voluntary	Death $	Disability $	Termination following change in control $	Retirement $
		w/o cause $	w/good reason $

Mark Light

	Cash severance:
	Base salary	1,050,000	—	525,000	—	1,050,000	—
	Bonus	1,466,654	—	1,466,654	1,466,654	1,466,654	—
	Total cash severance	2,516,654	—	1,991,654	1,466,654	2,516,654	—
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	—	—	1,213,220	1,213,220	1,635,822	852,523
	Accelerated vesting of time-based restricted shares	—	—	1,213,159	1,213,159	3,633,059	1,213,159
	Total value of long term incentives	—	—	2,426,379	2,426,379	5,268,881	2,065,682
	Benefits and perquisites	17,861	—	—	—	17,861	—
	Total	2,534,515	—	4,418,033	3,893,033	7,803,396	2,065,682

Michele Santana

	Cash severance:
	Base salary	535,000	—	267,500	—	535,000	—
	Bonus	567,421	—	567,421	567,421	567,421	—
	Total cash severance	1,102,421	—	834,921	567,421	1,102,421	—
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	—	—	160,349	160,349	227,501	111,561
	Accelerated vesting of time-based restricted shares	—	—	160,350	160,350	542,331	160,350
	Total value of long term incentives	—	—	320,699	320,699	769,832	271,911
	Benefits and perquisites	17,861	—	—	—	17,861	—
	Total	1,120,282	—	1,155,620	888,120	1,890,114	271,911

Edward Hrabak

	Cash severance:
	Base salary	640,000	—	320,000	—	640,000	—
	Bonus	655,808	—	655,808	655,808	655,808	—
	Total cash severance	1,295,808	—	975,808	655,808	1,295,808	—
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	—	—	418,556	418,556	533,895	298,581
	Accelerated vesting of time-based restricted shares	—	—	418,556	418,556	1,087,810	418,556
	Total value of long term incentives	—	—	837,112	837,112	1,621,705	717,137
	Benefits and perquisites	17,861	—	—	—	17,861	—
	Total	1,313,669	—	1,812,920	1,492,920	2,935,374	717,137

52	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

		Involuntary	Voluntary	Death $	Disability $	Termination following change in control $	Retirement $
		w/o cause $	w/good reason $

George Murray
	Cash severance:
	Base salary	600,000	—	300,000	—	600,000	—
	Bonus	667,380	—	667,380	667,380	667,380	—
	Total cash severance	1,267,380	—	967,380	667,380	1,267,380	—
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	—	—	278,553	278,553	363,151	191,871
	Accelerated vesting of time-based restricted shares	—	—	278,553	278,553	812,285	278,553
	Total value of long term incentives	—	—	557,106	557,106	1,175,436	470,424
	Benefits and perquisites	17,861		—	—	17,861	—
	Total	1,285,241	—	1,524,486	1,224,486	2,460,677	470,424

Steven Becker
	Cash severance:
	Base salary	500,000	—	250,000	—	500,000	—
	Bonus	530,250	—	530,250	530,250	530,250	—
	Total cash severance	1,030,250	—	780,250	530,250	1,030,250	—
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	—	—	272,740	272,740	347,625	187,857
	Accelerated vesting of time-based restricted shares	—	—	272,619	272,619	759,603	272,619
	Total value of long term incentives	—	—	545,359	545,359	1,107,228	460,476
	Benefits and perquisites	17,861	—	—	—	17,861	—
	Total	1,048,111	—	1,325,609	1,075,609	2,155,339	460,476

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, as well as compliance with confidentiality, non-solicitation and non-competition restrictions (see “Employment Agreements” above). The amount of bonus and/or the value attributed to accelerated vesting of performance-based restricted share units, as applicable, payable upon certain events of termination is based on, where appropriate, the Company’s actual performance during the relevant performance period, which has been estimated for this purpose based on assumptions consistent with US generally accepted accounting principles and with amounts based on Fiscal 2015 performance reflecting actual awards earned for that year.

SUPPLEMENTAL RETIREMENT BENEFITS

Benefits under the Frozen DCP and the DCP for all NEOs are vested to the extent they participate and as permitted by plan guidelines.

CHANGE OF CONTROL

Under the 2013 Plans, Omnibus Incentive Plan and Award agreements, in the event of a corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate, equity awards will be adjusted in such manner as the Compensation Committee shall determine.

Under the 2003 Plans, if there is a Scheme of Arrangement, the Board may permit options to become exercisable for a certain period of time on such terms as the Board may determine. the Board may also provide that the options shall lapse on the Scheme of Arrangement. In addition, if an acquiring company obtains control of Signet, at the consent of the acquiring company, outstanding options can be exchanged for options in the acquiring company.

Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee determines otherwise in an award agreement, the Committee may (but is not required to) make

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	53

adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Compensation Committee). While it is the Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above as the Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it. For awards granted in Fiscal 2013, Fiscal 2014 and Fiscal 2015, if awards are not assumed upon a change of control, restricted stock will fully vest and performance units will vest on a prorated basis based on actual performance to the time of the change of control; and if awards are assumed upon a change of control the restricted stock will continue to vest and performance units will be converted or remain outstanding equal to the amount that would have vested based on actual performance to the time of the change of control, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon a termination without cause, and pro rata vesting upon a termination due to death, disability or retirement or as otherwise provided in an individual employment agreement.

RESIGNATIONS DURING FISCAL 2015

Michael Barnes

Mr. Barnes resigned from his position as Chief Executive Officer of Signet effective October 31, 2014. He received, in addition to any accrued but previously unpaid benefits and obligations, certain amounts set forth in the Barnes Separation Agreement, as described above under “Employment Agreements-Michael Barnes.” Severance amounts that have accrued for Mr. Barnes are reported in the “All Other Compensation” column of the “Summary

Compensation Table” on page 39. In addition, Signet could be required to pay to Mr. Barnes the following amounts in connection with his resignation, provided he complies with the restrictive covenants and other conditions relating to such payments that are set forth in the Barnes Separation Agreement: (i) $846,154 relating to base salary continuation, (ii) $2,333,320 relating to annual bonus, and (iii) $13,212,375 relating to equity incentive awards, subject to adjustment for Signet’s actual performance (value assumes Signet’s stock price as of January 31, 2015 of $121.11).

Ronald Ristau

Mr. Ristau resigned from his position as Chief Financial Officer of Signet effective July 31, 2014. He received, in addition to any accrued but unpaid benefits and obligations, the amounts described above under “Employment Agreements-Ronald Ristau.” Severance amounts that have accrued for Mr. Ristau are reported in the “All Other Compensation” column of the “Summary Compensation Table” on page 39. In addition, the Company could be required to pay to Mr. Ristau the following amounts in connection with his resignation, provided he complies with the restrictive covenants and other conditions relating to such payments that are set forth in the Ristau Separation Agreement: (i) $383,000 relating to base salary continuation, (ii) $758,263 relating to annual bonus, and (iii) $2,707,171 relating to equity incentive awards, subject to adjustment for Signet’s actual performance (value assumes Signet’s stock price as of January 31, 2015 of $121.11).

NON-COMPETITION COVENANTS AFFECTED BY CHANGE OF CONTROL

The duration of certain non-competition covenants could be amended with consent following termination of employment in the event of a change of control.

DEATH OR DISABILITY

If any of the NEOs had died or become disabled during Fiscal 2015, a pro rata portion of the performance-based restricted share units and time-based restricted shares then unvested would have vested early. The value of such early vesting is shown in the Termination Payments table above. See the discussion of Employment Agreements above beginning on page 46 for additional information concerning death and disability benefits available to the NEOs.

54	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

The following table sets forth certain information, as of January 31, 2015, concerning Common Shares authorized for issuance under all of our equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	734,293	$22.49	4,281,319
Equity compensation plans not approved by security holders	—	—	—
Total	734,293	$22.49	4,281,319

(1)	Shares indicated include vesting of all future performance conditions being achieved at maximum levels.
(2)	Calculated at an exchange rate of £1:$1.51.

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The following table summarizes the total compensation of each of the Company’s Directors during Fiscal 2015, other than Mr. Light whose compensation is included in the Summary Compensation Table.

Name	Fees earned or paid in cash $	Stock awards $ (1)	Total $
H. Todd Stitzer	267,500	220,000	487,500
Virginia Drosos	98,750	120,000	218,750
Dale Hilpert	110,410	120,000	230,410
Helen McCluskey	98,750	120,000	218,750
Marianne Miller Parrs	128,750	120,000	248,750
Thomas Plaskett	123,750	120,000	243,750
Robert Stack	98,750	120,000	218,750
Eugenia Ulasewicz	98,750	120,000	218,750
Russell Walls	118,750	120,000	238,750

(1)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock Awards”). Shares were granted to each independent Director on the day of the annual general meeting. For information on the valuation assumptions, refer to note 23 in the Signet financial statements filed on Form 10-K for the fiscal year ended January 31, 2015.

STOCK OWNERSHIP

The Company has a share ownership policy applicable to Directors to better align their interests with those of Shareholders over the long-term.

The Chairman is expected to achieve a minimum share ownership value of $360,000 within five years of being elected to the Board of Directors. The independent Directors are expected to achieve a minimum share ownership of three times the value of their annual stock award within five years of election to the Board of Directors. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while he or she is a Director of the Company. Each of the Directors is in compliance with the share ownership policy.

ANNUAL COMPENSATION

In June 2014, the Chairman’s annual fee was adjusted from $425,000, which was split into a cash payment of $250,000 per annum and $175,000 paid in Common Shares, to $500,000 which was split into a cash payment of $280,000 per annum and $220,000 paid in Common Shares on the day of the annual general meeting.

In June 2014, the annual basic fee for Independent Directors was adjusted from $200,000, which was split into a cash payment of $90,000 per annum and

$110,000 paid in Common Shares, to $225,000 which was split into a cash payment of $105,000 per annum and $120,000 paid in Common Shares on the day of the annual general meeting. No committee meeting fees are payable, but additional annual amounts are paid to the chairman of each of the Committees in the sums of $30,000 per annum for the Audit Committee, $25,000 per annum for the Compensation Committee, $20,000 for the Nomination and Corporate Governance Committee and $20,000 for the Corporate Social Responsibility Committee.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, Officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

56	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

When and where can I find the Proxy Statement and Internet Notice?

The Proxy Statement and Internet Notice were filed with the SEC and published on our website: www.signetjewelers.com/shareholders on May 1, 2015. Our Internet Notice will be emailed or mailed to shareholders on or around May 1, 2015. The Fiscal 2015 Annual Report is published on our website and our Annual Report on Form 10-K for Fiscal 2015 was filed with the SEC on March 26, 2015. Hard copies of our proxy materials will be mailed to those shareholders who have requested these on or around May 5, 2015.

What is included in our proxy materials?

Our proxy materials include the following:

•	Proxy Statement; and

•	Fiscal 2015 Annual Report.

In line with SEC rules, we email or mail many of our shareholders our Internet Notice informing them of the availability of proxy materials on our website. Our Internet Notice, when mailed to shareholders, also incorporates our Proxy Voting Instructions for US Shareholders and Form of Proxy for UK and other non-US Shareholders.

How do I register my email address for email delivery of proxy materials?

You can register your email address for email delivery of proxy materials in any one of the following ways:

	US Shareholders	UK and other non-US Shareholders
Telephone:	888-776-9962	0871 664 0300
Email:	info@amstock.com Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.	shareholderenquires@capita.co.uk Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.

We encourage shareholders to take advantage of the availability of proxy materials on our website and register for email delivery. This allows the Company to significantly reduce its printing and postage costs whilst ensuring timely delivery to Shareholders and reducing environmental impact.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of our proxy materials will receive an email on or around May 1, 2015. The email will contain a link to proxy materials available on our website and details on how to vote.

How do I request a hard copy of the Company’s proxy materials?

Instructions for requesting a hard copy of our proxy materials can be found on our Internet Notice and on our website: www.signetjewelers.com/shareholders. You can also request a hard copy using the same contact details as found in under “How do I register my email address for email delivery of proxy materials?” above.

Who is entitled to vote at our 2015 Annual General Meeting (“AGM”)?

You are entitled to vote at our 2015 AGM, and any postponement(s) or adjournment(s) thereof, if you owned Signet Jewelers Limited shares (as a shareholder of record or as a beneficial owner of shares held in street name as defined below) as of close of business on April 10, 2015, the record date for the meeting. On the record date there were 80,274,602 Common Shares outstanding excluding treasury shares. Each outstanding Common Share is entitled to one vote on each matter at our AGM. Common Shares are the only outstanding voting security of the Company.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	57

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholders of record	Beneficial owners of shares held in street name
If your shares were registered directly in your name with one of our registrars (American Stock Transfer & Trust Company for US Shareholders, and Capita Asset Services for UK and other non-US Shareholders) on the record date, you are considered a shareholder of record of those shares.	If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.

Our Internet Notice or hard copy proxy materials will be provided directly to you.	Our Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record of those shares. Your broker, bank or other nominee will send you details on how to vote your shares, you must follow their instructions to vote.

Who can attend our 2015 AGM and vote in person?

Shareholders of record as at close of business on the record date and their proxies / corporate representatives are entitled to attend and vote at our AGM.

Beneficial owners of shares held in street name may also attend but must bring proof of ownership to be admitted to our AGM (for example, a brokerage statement or letter from your broker, bank or other nominee). To vote in person at our AGM, a beneficial owner of shares held in street name must bring a valid “legal proxy” in their name, issued by the entity that holds their shares.

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with NYSE rules, in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owners’ behalf. At the 2015 AGM, broker discretionary voting is only permitted with respect to Proposal 2 -Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner, does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What proposals are being voted on at the 2015 AGM, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non- Votes

1 - Election of Ten
Directors

a)  H. Todd Stitzer
b) Virginia Drosos
c)  Dale Hilpert
d) Mark Light
e)  Helen McCluskey
f)   Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i)   Eugenia Ulasewicz
j)   Russell Walls

	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect - not counted as votes cast	No effect - not counted as votes cast
2 - Appointment of KPMG as Independent Auditor	FOR	Majority of the votes cast FOR	No effect - not counted as votes cast	Not applicable - broker discretionary voting is permitted
3 - Non-Binding, Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay Vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect - not counted as votes cast	No effect - not counted as votes cast

58	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend, speak and vote your shares at a meeting on your behalf. The person you so designate is known as your proxy.

Your proxy need not be a Shareholder of the Company, but must attend our 2015 AGM in person to vote your shares. You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the meeting. A proxy must vote your shares at the meeting in accordance with your instructions.

The Board of Directors has designated H. Todd Stitzer and Mark Jenkins (each with full power of substitution) as proxies available to Shareholders for our 2015 AGM.

If you appoint a proxy you may still attend our 2015 AGM and vote in person. If you vote in person at the meeting you will have effectively revoked any previously appointed proxies.

What happens if..?

If you appoint more than one proxy, each proxy must be appointed to exercise the rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form received last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board of Directors but do not provide voting instructions, the shares represented by your proxy voting instructions or form will be voted in accordance with the recommendation of the Board of Directors.

If you submit voting instructions but do not appoint a proxy, the Chairman of the Meeting will be appointed as your proxy.

How do I vote?

Details of how shareholders can appoint a proxy to vote on their behalf at our 2015 AGM, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

	US Shareholders	UK and other non-US Shareholders
Online via our website:	www.signetjewelers.com/shareholders
By telephone:	Call toll-free 1-800-PROXIES (1-800-776-9437)	Not applicable

By mail:

Your Proxy Voting Instructions or Form of Proxy must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to the registrar with your Proxy Voting Instructions or Form of Proxy.

Return your duly completed and signed Proxy Voting Instructions to the Company’s US registrars:

American Stock Transfer & Trust Company Operations Center 6201

15th Avenue

Brooklyn

NY 11219

United States

Return your duly completed and signed Form of Proxy to the Company’s UK registrars: Capita Asset Services PXS1 34 Beckenham Road Beckenham Kent BR3 4ZF United Kingdom
Deadline for receipt by the Company’s registrars:	12:01 am Atlantic Time (4:01 am GMT time) on June 12, 2015

Submitting proxy instructions will not prevent a shareholder from attending our AGM.

There is an earlier deadline of 11:00 am Atlantic Time (3:00 pm GMT time) on June 10, 2015 (which is 48 hours before the meeting) for holders within the Depositary Interest facility. Depositary Interest holders should submit their Form of Direction to Capita Asset Services or see the section below on “Voting through CREST for Depositary Interest Holders”.

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 12:01 am Atlantic Time (4:01 am GMT time) on June 12, 2015 by re-submitting your vote as detailed in “How do I vote?” above.

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	59

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form received/dated last will be treated as replacing and revoking the other(s).

You may also attend our AGM and change your vote by voting in person.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to the Company’s registrar. US shareholders should send their written notice of revocation to American Stock Transfer & Trust. UK and other non-US shareholders should send their written notice of revocation to Capita Asset Services. Contact details for both can be found in the table above under the heading “How do I vote?”.

You can also revoke the appointment of your proxy by attending our 2015 AGM and giving notice of revocation in person. If you vote in person at our AGM you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend our 2015 AGM to vote in person, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2—Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at our 2015 AGM?

The presence at our 2015 AGM in person or by proxy, of two holders of Common Shares outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and entitled to vote, and are therefore counted in determining the existence of a quorum. The Chief Governance Officer & Corporate Secretary will determine whether or not a quorum is present at our 2015 AGM.

How will voting be conducted at our 2015 AGM?

Voting at our 2015 AGM will be conducted by way of a poll. The Company’s US registrar, American Stock Transfer & Trust Company, will be present at the meeting to explain the voting procedure, conduct the poll, count votes, and certify the results. As each proposal is introduced to the meeting, shareholders will be given the opportunity to ask questions. The poll vote will take place at the end of the meeting in order to simplify the voting procedure.

When and where can I find the final results of the AGM?

Final voting results will be available on our website and filed with the SEC and UK Financial Conduct Authority as soon as practicable after the conclusion of the meeting. The results will confirm the number of votes cast for and against each proposal as well as votes abstained and broker non-votes (where applicable).

What happens if additional matters are presented at our 2015 AGM?

The Company’s management are not aware of any matters other than those discussed in this Proxy Statement that will be presented to our 2015 AGM.

If other matters are presented at the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors if:

•	you appointed a proxy designated by the Board of Directors; or

•	the Chairman of the meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not appoint a proxy.

How do I submit a shareholder proposal for the Company’s 2016 AGM?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act will be considered for inclusion in the Company’s 2016 proxy statement and proxy card if received in writing by the Chief Governance Officer &

60	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

Corporate Secretary on or before December 19, 2015. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws, and be a proper subject for shareholder action under Bermuda law.

Pursuant to Bye-law 26 of the Company’s Bye-laws, in order for business to be properly brought before the Company’s 2016 AGM, notice must be received in writing by the Corporate Secretary no earlier than February 13, 2016 and no later than March 14, 2016. The additional procedures detailed in Bye-law 26 must also be followed. The Company’s Bye-laws can be found on our website: www.signetjewelers.com.

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal to be submitted at an annual general meeting. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

Shareholder proposals should be sent to the Company at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda, addressed for the attention of Mark Jenkins, Chief Governance Officer & Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding”, is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs whilst reducing environmental impact. Copies of our Internet Notice and proxy materials can be found on our website www.signetjewelers.com.

If your household receives a single Internet Notice and/or set of proxy materials, but would prefer to receive a separate copy of our current and/or future documents, please address a request to Signet Jewelers Limited c/o Signet Group Services Limited, 110 Cannon Street, London, EC4N 6EU, United Kingdom or telephone +44 (0) 207 648 5200. If you would like to receive a single copy in future rather than multiple copies, please contact us in the same way. Copies will be dispatched promptly and without charge.

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to the beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally, by mail, email, telephone or fax without additional compensation.

Voting through CREST for Depositary Interest Holders

This method of voting instruction is only open to persons who hold interests in the Company’s shares through depositary interests held in CREST outside the United States.

CREST shareholders who wish to appoint Capita IRG Trustees (Nominees) Limited to vote on their behalf utilizing the CREST proxy voting service may do so for our 2015 AGM and any adjournment(s) thereof by using the procedures described in the CREST manual. CREST personal shareholders or other CREST sponsored shareholders, and those CREST shareholders who have appointed a voting service provider(s) should refer to their CREST sponsor or voting service provider(s), who will be able to take appropriate action on their behalf.

In order for a voting instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear UK & Ireland Limited’s specifications and must contain the information required for such instructions as described in the CREST manual. The CREST message must, in order to be valid, be transmitted so as to be received by Capita Registrars (CREST participant ID RA 10) no later than 48 hours before the time appointed for the holding of the Meeting or adjourned Meeting. For this purpose, the time of receipt will be taken to be the time (as

Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement	61

determined by the timestamp applied to the CREST message by the CREST Applications Host) from which the Company’s agent is able to retrieve the CREST message by enquiry to CREST in the manner prescribed by CREST. After this time any change of voting instructions through CREST should be communicated through other means.

CREST shareholders and, where applicable, their CREST sponsors or voting service provider(s), should note that Euroclear UK & Ireland Limited does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Voting Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that the CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST message is transmitted by means of the CREST system by any particular time. In this connection, CREST shareholders and, where applicable, their CREST sponsors or voting service provider(s) is/are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system timings which can be found at www.euroclear.com/site/public/EU.

The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

62	Notice of Annual General Meeting of Shareholders and 2015 Proxy Statement

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
SIGNET
JEWELERS
June 12, 2015
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual General Meeting, Proxy Statement and the Annual Report to Shareholders for the year ended January 31, 2015 are available at http://www.signetjewelers.com/shareholders
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
00003333333333330000 6 061215
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. Election of ten directors to the Company’s Board of Directors
FOR AGAINST ABSTAIN
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
SIGNET
JEWELERS
June 12, 2015
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.signetjewelers.com/shareholders” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Enter your voting instructions up until June 12, 2015 at 12:01 a.m., which is approximately 11 hours before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual General Meeting, Proxy Statement and the Annual Report to Shareholders for the year ended January 31, 2015 are available at http://www.signetjewelers.com/shareholders
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
00003333333333330000 6 061215
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. Election of ten directors to the Company’s Board of Directors
FOR AGAINST ABSTAIN
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
SIGNET JEWELERS LIMITED
Proxy for the Annual General Meeting of Shareholders on June 12, 2015 Solicited on Behalf of the Board of Directors
The undersigned hereby appoints H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting on all matters which may properly come before at the Annual General Meeting of Shareholders of Signet Jewelers Limited, to be held at Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish HS 02, Bermuda, on Friday, June 12, 2015 at 11:00 a.m. Atlantic time, and at any adjournments or postponements thereof, as set forth on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.
(Continued and to be signed on the reverse side.)
1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of
SIGNET JEWELERS
To Be Held On:
June 12, 2015 at 11:00 a.m. Atlantic time
at the Rosewood Tucker’s Point, 60 Tucker’s Point Dr., Hamilton Parish HS 02, Bermuda
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 1, 2015.
Please visit http://www.signetjewelers.com/shareholders, where the following materials are available for view:
Notice of Annual General Meeting of Shareholders
Proxy Statement
Form of Proxy Card
Annual Report to Shareholders
TO REQUEST MATERIAL:
TELEPHONE: 888-776-9962 or +1-718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions up until June 12, 2015 at 12:01 a.m., which is approximately 11 hours before the start of the meeting.
IN PERSON: You may vote your shares in person by attending the Annual General Meeting.
TELEPHONE: If you are a US Shareholder you may vote by telephone. To vote by telephone, please visit
www.voteproxy.com to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until June 12, 2015 at 12:01 a.m., which is approximately 11 hours before the start of the meeting.
MAIL: If you wish to vote by mail, you may request a proxy card by following the instructions above.
1. Election of ten directors to the Company’s Board of Directors
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 & 3, AND A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1

Form of Direction Annual General Meeting 2015 Form of Direction for use by holders within the Depositary Interest facility in relation to the Annual General Meeting to be held on June 12, 2015.

I/We, being (a) holder(s) of interests in securities of Signet Jewelers Limited via the Depositary Interest facility hereby direct Capita IRG Trustees (Nominees) Limited (see note 2) to vote in proportion to my/our holding at the Annual General Meeting of Signet Jewelers Limited to be held at the Rosewood Tucker’s Point, 60 Tucker’s Point Drive, Hamilton Parish, HS 02, Bermuda, at 11:00 a.m. Atlantic time on June 12, 2015 and at any adjournment thereof (see note 5)

NOTICE OF AVAILABILITY— Notice of Meeting/Proxy Statement and 2015 Annual Report

Important—please read carefully

You can now access the 2015 Annual Report and Notice of Meeting/Proxy Statement and give your voting direction electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders, to be directed to Capita Registrars’ share portal.

You should read the 2015 Annual Report and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2015 Annual Report and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving Forms of Direction is 11:00 a.m. Atlantic time (3:00 p.m. UK time) on June 10, 2015, which is 48 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	Election of ten directors to the Company’s Board of Directors.
	a)	H. Todd Stitzer
	b)	Virginia Drosos
	c)	Dale Hilpert
	d)	Mark Light
	e)	Helen McCluskey
	f)	Marianne Miller Parrs
	g)	Thomas Plaskett
	h)	Robert Stack
	i)	Eugenia Ulasewicz
	j)	Russell Walls
2.	Appointment of KPMG LLP as independent auditor of the Company.
3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Signature or common seal	Date	2015

Notes for completion of Form of Direction

NOTES:

1.	To be effective, this Form of Direction and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF not later than 48 hours before the time appointed for holding the Annual General Meeting.

2.	Neither Capita IRG Trustees (Nominees) Limited nor its appointed custodian will exercise voting rights in the absence of express instructions from the beneficial holders within the Depositary Interest facility.

3.	Any alterations made to this Form of Direction must be initialled or will not be valid.

4.	In the case of a company, this Form of Direction should be given under its common seal or under the hand of an officer or attorney duly authorized in writing.

5.	Please indicate how you wish Capita IRG Trustees (Nominees) Limited to vote the securities underlying your holding by placing an “X” in the box provided or by giving your voting direction electronically. If you wish to direct Capita IRG Trustees (Nominees) Limited to vote less than your full voting entitlement, please enter the number of securities that you would like Capita IRG Trustees (Nominees) Limited to exercise voting rights in respect of in the relevant box on the Form of Direction. On receipt of this form duly signed, you will be deemed to have authorized Capita IRG Trustees (Nominees) Limited to vote, or to abstain from voting, as per your instructions. If you wish to give your voting instruction electronically, please log-on to the website detailed in the box above, and click on UK Shareholder which will lead you to Capita Asset Services share portal. From here, click on ‘Access your Account’ and follow the on-screen instructions. You will need your investor code which is provided on the Form of Direction.

6.	In the case of joint holders, this Form of Direction may be signed by any one of such holders, but the instruction of the senior who tenders a direction shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose seniority shall be determined by the order in which the names appear in the Nominee register.

7.	This form is issued only to the addressee(s) and is specific to the class of security and the unique designated account printed hereon. This personalized form is not transferable between different (i) account holders; (ii) classes of security; or (iii) uniquely designated accounts. Signet Jewelers Limited and Capita IRG Trustees (Nominees) Limited accept no liability for any instruction that does not comply with these conditions.

8.	If you would like to attend the 2015 Annual General Meeting, please contact Capita IRG Trustees (Nominees) Limited, Regulated Business Team, to request a Letter of Representation.

9.	Holders of interests in securities of Signet Jewelers Limited via the Depositary Interest facility may give a voting direction through CREST in accordance with the procedures set out in the CREST manual. You should refer to the instructions on pages 57-62 of the Proxy Statement.

10.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed direction bearing a later date to the Registrars.

Form of Proxy for Non-US Shareholders Annual General Meeting 2015

Form of Proxy for Non-US Shareholders for use at the Annual General Meeting to be held on June 12, 2015. Before completing this form, please read the explanatory notes on the reverse side.

I/We, being (a) holder(s) of Common Shares, par value of US$ 0.18 per share in Signet Jewelers Limited, hereby appoint H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, or the following person (see note 1 on reverse side)

as my/our proxies to vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held at Rosewood Tucker’s Point, 60 Tucker’s Point Drive, Hamilton Parish, HS 02, Bermuda, at 11:00 a.m. Atlantic time on June 12, 2015 and at any adjournment thereof. I/We direct my/our proxies to vote on the resolutions set out in the notice convening the Annual General Meeting as follows and otherwise as he or they shall think fit.

☐ Please tick here if this proxy appointment is one of multiple appointments being made.

NOTICE OF AVAILABILITY—

Notice of Meeting/Proxy Statement and 2015 Annual Report

Important—please read carefully

You can now access the 2015 Annual Report and Notice of Meeting/Proxy Statement and appoint a proxy to cast your vote electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders.

You should read the 2015 Annual Report and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2015 Annual Report and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving proxies is 12:01 a.m. Atlantic time (4:01 a.m. UK time) on June 12, 2015,

which is approximately 11 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	Election of ten directors to the Company’s Board of Directors.
	a)	H. Todd Stitzer
	b)	Virginia Drosos
	c)	Dale Hilpert
	d)	Mark Light
	e)	Helen McCluskey
	f)	Marianne Miller Parrs
	g)	Thomas Plaskett
	h)	Robert Stack
	i)	Eugenia Ulasewicz
	j)	Russell Walls
2.	Appointment of KPMG LLP as independent auditor of the Company.
3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Signature or common seal	Date	2015

Notes for completion of Form of Proxy for Non-US Shareholders

Notes

1.	A shareholder may appoint a proxy or proxies (who need not be a shareholder of the Company). To appoint as a proxy a person other than H. Todd Stitzer and Mark Jenkins delete the words ‘H. Todd Stitzer and Mark Jenkins’ and insert the full name of your proxy in the space provided. Please initial the amendment. You may also appoint more than one proxy provided each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following options are available:

(a)	To appoint H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, as your proxies in respect of all your shares, simply fill in any voting instructions by placing an X in the appropriate box opposite each resolution and sign and date this Form of Proxy for Non-US Shareholders.
(b)	To appoint a person other than H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, proxies in respect of all your shares, delete the words ‘H. Todd Stitzer and Mark Jenkins’ and insert the name and address of your proxy in the spaces provided. Then fill in any voting instructions by placing an X in the appropriate box and sign and date this Form of Proxy for Non-US Shareholders.
(c)	To appoint a proxy in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. If left blank your proxy will be deemed to be authorized in respect of your full voting entitlement.
(d)	To appoint more than one proxy, please sign and date this Form of Proxy for Non-US Shareholders and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chairman as one of your multiple proxies, simply write ‘the Chairman of the Meeting’. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given.
2.	Where H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, are appointed as your proxies, and unless otherwise indicated, the proxy will vote in accordance with the recommendations of the Board “for” each of the resolutions.
3.	This Form of Proxy for Non-US Shareholders must be completed and deposited by post or by hand so as to arrive, not later than 11 hours before the time set for the meeting, to Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, during usual business hours accompanied by any power of attorney (or other authority certified notarially or in some other way approved by the Directors) under which it is executed (if applicable).
4.	Please execute and date the Form of Proxy for Non-US Shareholders. A company must execute the Form of Proxy for Non-US Shareholders under either its common seal or the hand of a duly authorized Officer or attorney. In the case of an individual this Form of Proxy for Non-US Shareholders must be signed by the appointer or his agent duly authorized in writing.
5.	This Form of Proxy for Non-US Shareholders is for use by Non-US Shareholders in respect of the Shareholder account specified above only and should not be amended or submitted in respect of a different account.
6.	In the case of joint holders, the signature of only one of the joint holders is required but if more than one votes, the vote of the senior (according to the order in which the names stand in the register in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the votes of the other joint holder(s).
7.	The vote ‘Abstain’ option is to enable you to abstain on any particular resolution. Such a vote is not a vote in law and will not be counted in the votes ‘For’ and ‘Against’ a resolution.
8.	To submit your voting instruction electronically, you will need to go to the website on the reverse side and click on “UK Shareholder” which will lead you to Capita Asset Services’ share portal. From here you can log-on to your share portal account or register for the share portal if you have not already done so. To register for the share portal you will need your investor code set-out on this Form of Proxy for Non-US Shareholders. Once registered you will immediately be able to submit a proxy vote. Please note that the Company takes all reasonable precautions to ensure that no viruses are present in any electronic communication it sends out but the Company cannot accept responsibility for loss or damage arising from the opening or use of any email as attachment from the Company and recommends that Shareholders subject all messages to virus checking procedures prior to use. Any electronic communication received by the Company including lodgement of a form of proxy, that is found to contain any virus will not be accepted.
9.	The proxy must attend the meeting in person to represent you. The completion and return of this Form of Proxy for Non-US Shareholders will not preclude you from attending and voting in person at the Meeting should you subsequently decide to do so.
10.	Any alteration made in this Form of Proxy for Non-US Shareholders should be initialled by the person(s) signing it.
11.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed form of proxy bearing a later date to the Registrars or by attending the Annual General Meeting and giving notice of revocation in person.